Spartan®

California Municipal
Funds

and

Fidelity ®
California Municipal
Money Market Fund

Annual Report

February 28, 2001

(Fidelity Investment logo)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan California Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan California Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity California Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion

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Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After a strong recovery in January, equity markets gave up their gains in February as consumer confidence slumped to a four-year low. The NASDAQ® index - heavily weighted with technology stocks - experienced its third-worst monthly performance ever. On the other hand, fixed-income investments continued to provide downside protection and positive returns for investors. High-yield securities and investment-grade corporate bonds were among the strongest performers in the first two months of 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan California Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan ® CA Municipal Income	12.42%	35.84%	97.52%
LB California Municipal Bond	12.69%	35.52%	n/a*
California Municipal Debt Funds Average	12.72%	29.42%	91.37%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers California Municipal Bond Index - a market value-weighted index of California investment-grade municipal bonds with maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the California municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 mutual funds. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Income	12.42%	6.32%	7.04%
LB California Municipal Bond	12.69%	6.27%	n/a*
California Municipal Debt Funds Average	12.72%	5.27%	6.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan California Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan California Municipal Income Fund on February 28, 1991. As the chart shows, by February 28, 2001, the value of the investment would have grown to $19,752 - a 97.52% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,088 - a 100.88% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan California Municipal Income Fund
Performance - continued

Total Return Components

	Year ended February 28,	Year ended February 29,	Years ended February 28,
	2001	2000	1999	1998	1997
Dividend returns	5.22%	4.46%	4.73%	5.23%	5.37%
Capital returns	7.20%	-6.74%	1.27%	4.66%	0.79%
Total returns	12.42%	-2.28%	6.00%	9.89%	6.16%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended February 28, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.32¢	28.13¢	56.95¢
Annualized dividend rate	4.54%	4.66%	4.77%
30-day annualized yield	4.06%	-	-
30-day annualized tax-equivalent yield	6.99%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.40 over the past one month, $12.18 over the past six months and $11.95 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 2001 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan California Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

After somewhat muted performance during the past several years, tax-
exempt municipal bonds grabbed a renewed share of investors' attention during the 12 months ending February 28, 2001. In that time, the muni market gained 12.34% according to the Lehman Brothers Municipal Bond Index - an index of approximately 35,000 investment-grade, fixed-rate, tax-exempt bonds. Despite the strong year overall, munis stumbled out of the blocks early in the period. With the Federal Reserve Board still in its mode of raising interest rates - actions typically detrimental to muni performance - the Lehman Brothers index posted negative returns in two of the first three months of the period. But that scenario soon changed. Volatile equity markets, muni yields of approximately 6%, diminished supply, attractive prices and strong demand from individual investors all helped jump-start the muni market. It was further bolstered late in 2000 as the economy cooled and the Fed switched its bias from raising rates to lowering them. That momentum carried throughout January and February, due in part to two Fed rate reductions and market expectations for more cuts to come. While taxable bonds had a higher absolute return during the past 12 months - as measured by the Lehman Brothers Aggregate Bond Index return of 13.44% - muni bonds generally outperformed on a tax-equivalent yield basis.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan California Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending February 28, 2001, the fund returned 12.42%. To get a sense of how the fund did relative to its competitors, the California municipal debt funds average returned 12.72% for the same period, according to Lipper Inc. Additionally, the Lehman Brothers California Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 12.69%.

Q. While the fund lagged its peers, it did quite well on an absolute basis. What factors contributed to its performance?

A. There was growing optimism that the slowing economy would prompt the Federal Reserve Board to lower interest rates to prevent a recession, pushing municipal bond yields generally lower and their prices higher. The Fed delivered on expectations for lower interest rates in January, which further boosted muni prices. The fund slightly lagged its peers because it generally had less interest-rate sensitivity, as measured by its somewhat shorter duration. Within the peer group category, there are several funds that concentrate investments in long-maturity bonds and, therefore, naturally have longer durations. As interest rates fell, funds with longer durations generally gained more in the rally. In keeping with Fidelity's investment approach, I didn't lengthen or shorten duration - that is, I didn't make the fund more or less interest-rate sensitive - based on my predictions about the direction of interest rates. Instead, I managed the fund's duration to be in line with the California municipal market as a whole, an approach that occasionally may cause short-term performance comparisons to lag, but which has produced competitive long-term results.

Annual Report

Spartan California Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What were some positives for the fund's performance during the past year?

A. The fund benefited from trading between bonds with various structural features. For example, I sometimes invested in discount bonds - which pay interest rates below prevailing market rates and trade at prices that are lower than their face value. On other occasions, premium bonds - which pay interest rates above prevailing market rates and trade at prices above their face value - were priced cheaply. For the most part, the exchanges I made between premiums and discounts benefited performance. Another plus was that the fund didn't hold any uninsured bonds issued by the investor-owned utilities Southern California Edison or Pacific Gas & Electric. The state's power crisis and its failed approach to deregulation triggered crippling financial liabilities at these utilities. The fund's holdings were concentrated in municipal utilities, which had not been subjected to deregulation-driven restructuring. Municipal utilities have weathered the energy crisis without suffering financial deterioration, and some have actually benefited from their excess power generating capacity because they were able to sell excess power at higher market prices.

Q. What choice did you make in terms of credit quality and why?

A. As of February 28, 2001, more than 88% of the fund's investments were in bonds rated A or higher by Moody's Investors Service or Standard & Poor's ®. My emphasis on these bonds mainly reflected my view that lower-quality bonds generally didn't provide enough incentive by way of additional yield to make them attractive. This focus on high-quality bonds also helped the fund's performance because California municipal bonds rated below investment-grade generally lagged during the past year.

Q. What's your outlook for the California municipal bond market?

A. Supply and demand will be a key issue driving the California municipal bond market's performance during the next six months or so. Supply is expected to increase in 2001. After cutting back on their short-term borrowing needs last year - thanks to a strong economy and large budget surpluses - California municipal issuers may expand their borrowings this year to counteract the dampening effects of a slowing economy on revenue collections. Furthermore, lower interest rates may prompt issuers to refinance older debt, adding to the market's overall supply. Whether or not potentially increased supply will be absorbed by stronger demand remains a question mark. But the main factor shaping the performance of the California municipal market will be the direction of interest rates. If the Fed continues to cut rates - as the market is expecting it will - bonds should benefit. If, on the other hand, the Fed holds rates steady, bonds could be in for a period of adjustment.

Annual Report

Spartan California Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, exempt from federal and California personal income tax

Fund number: 091

Trading symbol: FCTFX

Start date: July 7, 1984

Size: as of February 28, 2001, more than $1.5 billion

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on credit quality trends in California:

"The overall creditworthiness of California municipal bond issuers had steadily improved throughout much of the late 1990s and 2000. In fact, the state had been upgraded three times by the main credit rating agencies since 1996 in recognition of strong economic conditions and prudent fiscal policies. Many localities across the state enjoyed similar success. However, Standard & Poor's - one of the leading credit rating agencies - recently put the state's general obligation and general fund appropriation-backed ratings on negative Credit Watch. This indicates that S&P® is considering downgrading its ratings for the debt, depending on how California resolves its power crisis.

"We're watching how the power crisis and the state's efforts to resolve it will affect the power companies themselves and related entities, as well the economic health of the region. Despite some recent slowing due to the power crisis and the slowdown in the technology sector, California's economy - which is quite large and well-diversified - remains reasonably strong. With the help of Fidelity's credit research team, I'm monitoring these and many other factors to determine what affect they'll have on both the short- and long-term prospects for individual bonds issued within the state."

Annual Report

Spartan California Municipal Income Fund

Investment Changes

Top Five Sectors as of February 28, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	22.8	25.1
Electric Utilities	13.4	11.5
Transportation	12.1	13.8
Special Tax	12.0	10.7
Escrowed/Pre-Refunded	10.5	10.6
Average Years to Maturity as of February 28, 2001
		6 months ago
Years	14.5	14.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of February 28, 2001
6 months ago
Years	7.0	6.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of February 28, 2001	As of August 31, 2000
Aaa 59.0%	Aaa 56.5%
Aa, A 29.3%	Aa, A 30.6%
Baa 9.1%	Baa 10.9%
Not Rated 0.2%	Not Rated 0.3%
Short-term Investments 2.4%	Short-term Investments 1.7%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan California Municipal Income Fund

Investments February 28, 2001

Showing Percentage of Net Assets

Municipal Bonds - 98.9%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - 93.8%
Alameda Corridor Trans. Auth. Rev. Sr. Lien Series A:
4.75% 10/1/25 (MBIA Insured)	Aaa	$ 5,000	$ 4,670
5.25% 10/1/21 (MBIA Insured)	Aaa	7,575	7,707
Alameda County Ctfs. of Prtn (Santa Rita Jail Proj.) 5.7% 12/1/14 (MBIA Insured)	Aaa	2,000	2,104
Buena Park Cmnty. Redev. Agcy. Tax Allocation (Central Bus. District Proj.) Series A, 7.1% 9/1/14	BBB+	3,500	3,693
Burbank Redev. Agy.:
(City Ctr. Redev. Proj.) Series A, 5% 12/1/15 (FSA Insured)	Aaa	4,000	4,040
(Golden State Redev. Proj.) Series A, 5.75% 12/1/08	Baa1	4,655	4,918
Cabrillo Unified School District Series A:
0% 8/1/10 (AMBAC Insured)	Aaa	2,150	1,425
0% 8/1/12 (AMBAC Insured)	Aaa	2,800	1,663
California Dept. of Wtr. Resources Central Valley Proj. Rev. (Wtr. Sys. Proj.):
Series J1, 7% 12/1/12	Aa2	1,000	1,238
Series S, 5% 12/1/19	Aa2	3,160	3,162
California Edl. Facilities Auth. Rev.:
(California Student Ln. Prog.) Series A, 6% 3/1/16 (MBIA Insured) (e)	Aaa	4,900	5,112
(Chapman Univ. Proj.) 5.375% 10/1/16 (AMBAC Insured)	AAA	2,000	2,079
(Claremont McKenna College Proj.) 5% 11/1/29	Aa1	5,000	4,831
(Loyola Marymount Proj.) 0% 10/1/07 (MBIA Insured)	Aaa	3,545	2,711
(Pepperdine Univ. Proj.):
Series A, 5% 11/1/29	A1	2,500	2,415
5.75% 9/15/30	A1	13,735	14,567
(Pooled College & Univ. Proj.) Series A, 6.125% 6/1/30	A2	3,435	3,730
(Santa Clara Univ. Proj.):
5.25% 9/1/16 (AMBAC Insured)	Aaa	1,650	1,793
5.25% 9/1/17 (AMBAC Insured)	Aaa	1,000	1,071
5.25% 9/1/26	A1	7,910	8,160
(Scripps College Proj.) 5.125% 2/1/30	A1	6,000	5,908
(Stanford Univ. Proj.):
Series N, 5.2% 12/1/27	Aaa	20,000	20,062
Series O, 5.125% 1/1/31	Aaa	8,000	7,971
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Edl. Facilities Auth. Rev.: - continued
(Univ. of Southern California Proj.):
Series A, 5.7% 10/1/15	Aa2	$ 5,675	$ 6,129
Series C, 5.125% 10/1/28	Aa2	7,725	7,620
California Franchise Tax Board Ctfs. of Prtn. 5.5% 10/1/06	Aa3	1,825	1,992
California Gen. Oblig.:
3.6%, tender 6/1/01 (d)(e)		8,240	8,247
5% 12/1/06	Aa2	2,000	2,128
5% 10/1/18	Aa2	3,000	3,007
5% 12/1/18	Aa2	9,245	9,268
5.25% 10/1/14	Aa2	3,000	3,106
5.25% 10/1/17	Aa2	1,500	1,529
5.375% 10/1/28	Aa2	4,250	4,313
5.5% 6/1/28	Aa2	5,000	5,154
5.625% 5/1/26	Aa2	4,000	4,160
5.75% 5/1/30	Aa2	3,080	3,294
6.6% 2/1/09	Aa2	3,000	3,492
6.75% 8/1/10	Aa2	5,675	6,768
California Health Facilities Fing. Auth. Rev.:
(Catholic Health Care West Proj.):
Series 1988 A, 5% 7/1/06	Baa2	3,135	3,063
Series A:
4.5% 7/1/02	Baa2	7,065	7,010
4.5% 7/1/03	Baa2	1,210	1,186
4.5% 7/1/04	Baa2	1,500	1,456
5% 7/1/01	Baa1	3,615	3,626
(Cedars-Sinai Med. Ctr. Proj.) Series A:
6.125% 12/1/30	A2	6,700	7,057
6.25% 12/1/34	A2	15,000	15,940
(Children's Hosp. Proj.) 6% 7/1/03 (MBIA Insured)	Aaa	1,200	1,267
(Kaiser Permante Proj.) Series A, 5.55% 8/15/25 (MBIA Insured)	Aaa	4,720	4,768
California Hsg. Fin. Agcy. Home Mtg. Rev. Series L, 5.7% 8/1/25 (MBIA Insured) (e)	Aaa	595	601
California Hsg. Fin. Agcy. Rev. (Home Mtg. Prog.):
Series 1983 A, 0% 2/1/15	Aa2	8,187	2,632
Series 1983 B, 0% 8/1/15	Aa2	170	54
Series I, 4.95% 8/1/28 (MBIA Insured) (e)	Aaa	2,325	2,346
Series J, 4.85% 8/1/27 (MBIA Insured) (e)	Aaa	3,245	3,264
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Infrastructure & Econ. Dev. Bank:
5.25% 6/1/30 (MBIA Insured)	Aaa	$ 1,700	$ 1,705
5.5% 6/1/20 (MBIA Insured)	AAA	1,530	1,605
5.5% 6/1/21 (MBIA Insured)	AAA	4,780	5,008
5.5% 6/1/22 (MBIA Insured)	AAA	5,040	5,284
5.5% 6/1/23 (MBIA Insured)	AAA	5,320	5,530
5.5% 6/1/24 (MBIA Insured)	AAA	5,610	5,827
California Poll. Cont. Fing. Auth.:
(Gen. Motors Corp. Proj.) 5.5% 4/1/08	A3	1,500	1,508
(Pacific Gas & Elec. Co. Proj.) Series B, 6.35% 6/1/09 (MBIA Insured) (e)	Aaa	7,000	7,286
5.9% 6/1/14 (MBIA Insured)	Aaa	4,000	4,498
California Pub. Works Board Lease Rev.:
(California Cmnty. College Projs.) Series A, 5.25% 12/1/16	Aa3	4,450	4,627
(California State Univ. Proj.) Series 1997 A, 5.5% 10/1/07	A1	1,425	1,559
(Dept. of Corrections, Madera State Prison Proj.) Series E:
5.5% 6/1/15	Aa3	8,250	9,127
5.5% 6/1/19	Aa3	3,000	3,062
6% 6/1/07	Aa3	1,590	1,771
(Dept. of Corrections, Monterey County State Prison Proj.) Series D:
5.375% 11/1/12	Aa3	1,250	1,337
5.375% 11/1/13	Aa3	5,055	5,376
5.375% 11/1/14	Aa3	5,000	5,268
(Dept. of Corrections, Susanville State Prison Proj.) Series D, 5.25% 6/1/15 (FSA Insured)	Aaa	4,000	4,321
(Library & Courts Annex Proj.) Series A, 5.5% 5/1/09	Aa3	1,290	1,417
(Regents Univ. of California Proj.) Series 1998 B, 5.5% 11/1/10	Aa3	3,755	4,150
(Substance Abuse Treatment Facilities Corcoran II Proj.) Series A, 5.5% 1/1/14 (AMBAC Insured)	Aaa	3,000	3,191
(Various California State Univ. Projs.):
Series A:
6.1% 10/1/06	A1	1,210	1,322
6.5% 9/1/04	A	1,090	1,193
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Pub. Works Board Lease Rev.: - continued
(Various California State Univ. Projs.): - continued
Series B:
5.5% 6/1/14	Aa3	$ 2,750	$ 2,860
5.5% 6/1/19	Aa3	1,650	1,678
6.4% 12/1/09	Aa3	3,700	4,345
Series C, 5.125% 9/1/22 (AMBAC Insured)	Aaa	10,000	9,998
California Statewide Cmnty. Dev. Auth. Rev.:
(Children's Hosp. Proj.) 6% 6/1/13 (MBIA Insured)	Aaa	2,470	2,833
(Los Angeles Orthopaedic Hosp. Foundation Proj.) 5.75% 6/1/30 (AMBAC Insured)	Aaa	10,000	10,581
(Saint Joseph Health Sys. Proj.):
5.5% 7/1/14	Aa3	9,500	9,680
5.5% 7/1/23	Aa3	3,000	3,006
(Sisters Charity Leavenworth Proj.) 5% 12/1/14	Aa3	1,315	1,312
(Triad Health Care Hosp. Proj.) 6.25% 8/1/06 (Escrowed to Maturity) (f)	AA-	5,000	5,466
5.616% 7/1/13 (MBIA Insured)	Aaa	10,000	10,355
California Statewide Cmnty. Dev. Auth. Rev. Ctfs. of Prtn.:
(Catholic Health Care West Proj.) 6% 7/1/09	Baa2	4,785	4,879
(Saint Joseph Health Sys. Proj.):
5.25% 7/1/08	Aa3	2,710	2,855
5.5% 7/1/07	Aa3	1,425	1,515
California Univ. Rev. (Hsg. Sys. Proj.) Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	Aaa	3,000	3,249
Campbell Gen. Oblig. Ctfs. of Prtn. (Civic Ctr. Proj.) 6% 10/1/18	A2	4,965	5,134
Carlsbad Unified School Distict 0% 11/1/15 (FGIC Insured)	Aaa	1,700	834
Carson Redev. Agcy.:
(Area #1 Redev. Proj.):
6.375% 10/1/12	Baa1	3,965	4,144
6.375% 10/1/16	Baa1	2,000	2,076
(Area #2 Redev. Proj.) 5.5% 10/1/02	Baa2	100	103
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. (Wtr. Sys. Impt. Proj.) Series A:
7% 8/1/11 (MBIA Insured)	Aaa	1,500	1,856
7% 8/1/13 (MBIA Insured)	Aaa	4,740	5,944
7.25% 8/1/07 (MBIA Insured)	Aaa	1,755	2,089
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.):
5.5% 7/1/01	BBB-	$ 1,400	$ 1,409
6% 7/1/09	BBB-	4,800	5,045
Chaffey Unified High School District Series 2000 B, 5.5% 8/1/18 (FGIC Insured)	Aaa	3,000	3,161
Coalinga Gen. Oblig. Ctfs. of Prtn. 7% 4/1/10	A-	3,505	3,548
Contra Costa County Ctfs. of Prtn. (Merrithew Mem. Hosp. Proj.):
0% 11/1/13 (Escrowed to Maturity) (f)	Aaa	6,805	3,771
0% 11/1/14 (Escrowed to Maturity) (f)	Aaa	3,000	1,555
Contra Costa Wtr. District Wtr. Rev. Series G, 5.75% 10/1/14 (MBIA Insured)	Aaa	2,000	2,136
Desert Hosp. District Hosp. Rev. Ctfs. of Prtn. 6.392% 7/28/20 (FSA Insured) (Pre-Refunded to 7/23/02 @ 102) (f)	Aaa	13,000	13,778
Duarte Ctfs. of Prtn. Series A:
4.625% 4/1/07	Baa2	890	863
5% 4/1/11	Baa2	2,000	1,921
5% 4/1/12	Baa2	4,210	3,989
5% 4/1/13	Baa2	1,830	1,693
5.25% 4/1/09	Baa2	1,600	1,603
Elk Grove Unified School District Spl. Tax (Comnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	Aaa	4,000	4,836
Encinitas Union School District:
0% 8/1/03 (MBIA Insured)	Aaa	1,750	1,603
0% 8/1/04 (MBIA Insured)	Aaa	1,750	1,541
0% 8/1/10 (MBIA Insured)	Aaa	1,000	663
Escondido Union High School District:
0% 11/1/15 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,000	1,478
0% 11/1/16 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,500	1,608
Eureka Unified School District Ctfs. of Prtn. Series A, 6.9% 9/1/27 (FSA Insured)	Aaa	660	683
Fairfield-Suisun Swr. District Swr. Rev. Series A:
0% 5/1/07 (MBIA Insured)	Aaa	1,635	1,272
0% 5/1/08 (MBIA Insured)	Aaa	2,085	1,546
0% 5/1/09 (MBIA Insured)	Aaa	2,080	1,468
Foothill-De Anza Cmnty. College District:
(Cap. Appreciation) 0% 8/1/15 (MBIA Insured)	Aaa	2,415	1,199
6% 8/1/30	Aa2	10,000	10,975
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Sr. Lien Series A:
0% 1/1/04 (Escrowed to Maturity) (f)	Aaa	$ 1,600	$ 1,439
0% 1/1/05 (Escrowed to Maturity) (f)	Aaa	1,000	859
0% 1/1/08 (Escrowed to Maturity) (b)(f)	Aaa	2,000	1,846
0% 1/1/15 (Escrowed to Maturity) (f)	Aaa	18,500	9,488
Foster City Pub. Fing. Auth. Rev. (Foster City Cmnty. Dev. Ln. Prog.) Series A:
5.5% 9/1/09	A-	370	396
5.8% 9/1/16	A-	1,000	1,053
6% 9/1/06	A-	1,355	1,419
6% 9/1/07	A-	1,440	1,506
6% 9/1/13	A-	1,925	2,001
Fremont Unifed School District Alameda County Series F, 0% 8/1/09 (MBIA Insured)	Aaa	1,000	698
Fullerton Univ. Foundation Auxillary Organization Rev. Series A:
5.75% 7/1/25 (MBIA Insured)	Aaa	1,250	1,346
5.75% 7/1/30 (MBIA Insured)	Aaa	1,000	1,074
Glendale Elec. Rev. 6% 2/1/30 (MBIA Insured)	Aaa	12,245	13,439
La Quinta Redev. Agcy. Tax. Allocation (Area #1 Redev. Proj.):
7.3% 9/1/06 (MBIA Insured)	Aaa	620	727
7.3% 9/1/11 (MBIA Insured)	Aaa	555	702
Local Govt. Fin. Auth. Rev. (Oakland Central District Proj.):
0% 9/1/08 (MBIA Insured)	Aaa	3,710	2,713
0% 9/1/09 (MBIA Insured)	Aaa	3,565	2,480
Long Beach Hbr. Rev.:
Series A:
5% 5/15/03 (FGIC Insured) (e)	Aaa	1,900	1,952
5.5% 5/15/08 (FGIC Insured) (e)	Aaa	8,780	9,471
6% 5/15/09 (FGIC Insured) (e)	Aaa	3,000	3,345
6% 5/15/10 (FGIC Insured) (e)	Aaa	1,000	1,123
5.125% 5/15/13 (e)	Aa3	12,450	12,704
5.5% 5/15/11 (MBIA Insured) (e)	Aaa	700	742
5.5% 5/15/15 (MBIA Insured) (e)	Aaa	3,710	3,839
5.75% 5/15/07 (MBIA Insured) (e)	Aaa	5,345	5,765
6% 5/15/06 (MBIA Insured) (e)	Aaa	3,525	3,848
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles County Ctfs. of Prtn.:
(Correctional Facilities Proj.):
0% 9/1/10 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	$ 3,770	$ 2,487
0% 9/1/11 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	6,400	3,992
0% 9/1/13 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,380	1,888
(Disney Parking Proj.):
0% 3/1/10	A3	2,000	1,303
0% 3/1/11	A3	1,950	1,206
0% 3/1/12	A3	2,180	1,264
0% 3/1/13	A3	6,490	3,540
0% 3/1/18	A3	3,000	1,170
0% 3/1/19	A3	3,175	1,151
0% 3/1/20	A3	1,000	340
Los Angeles County Metro. Trans. Auth. Sales Tax Rev.:
(Proposition A Proj.) First Tier Sr. Series C, 4.75% 7/1/17 (AMBAC Insured)	Aaa	3,310	3,280
(Proposition C Proj.) Second Sr. Series A, 5.5% 7/1/10 (AMBAC Insured)	Aaa	4,000	4,441
Sr. Series A, 5.25% 7/1/25 (FGIC Insured)	Aaa	3,500	3,540
Sr. Series C, 5% 7/1/23 (AMBAC Insured)	Aaa	4,320	4,246
Los Angeles County Pub. Works Fing. Auth. Rev. (Reg'l. Park & Open Space District Proj.) Series A, 5% 10/1/19	Aa3	6,000	6,005
Los Angeles Dept. Arpts. Rev. (Los Angeles Int'l. Arpt. Proj.) Series D, 5.625% 5/15/12 (FGIC Insured) (e)	Aaa	1,000	1,051
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.:
Second Issue:
4.75% 11/15/19 (MBIA Insured)	Aaa	4,000	3,846
5.25% 11/15/26 (MBIA Insured)	Aaa	16,690	16,771
5.4% 11/15/31 (MBIA Insured)	Aaa	1,875	1,898
6.75% 10/15/04 (AMBAC Insured)	Aaa	2,400	2,641
9% 10/15/01	Aa3	100	104
9% 10/15/01 (Escrowed to Maturity) (f)	Aa3	10	10
4.75% 8/15/12 (FGIC Insured)	Aaa	6,035	6,143
4.75% 8/15/16 (FGIC Insured)	Aaa	2,700	2,705
4.75% 10/15/20	Aa3	1,650	1,571
4.75% 10/15/20 (Escrowed to Maturity) (f)	Aa3	150	145
6.375% 2/1/20	Aa3	1,000	1,038
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	Aa3	$ 15,000	$ 14,569
5.5% 10/15/10	Aa3	2,630	2,894
5.5% 10/15/11 (MBIA Insured)	Aaa	3,670	4,033
6.1% 10/15/39 (FGIC Insured) (Pre-Refunded to 10/15/09 @ 101) (f)	Aaa	6,000	6,991
6.4% 5/15/28	Aa	5,000	5,121
Los Angeles Gen. Oblig. Ctfs. of Prtn. (Dept. Pub. Social Svcs. Proj.) Series A, 5.5% 8/1/24 (AMBAC Insured)	Aaa	3,700	3,835
Los Angeles Hbr. Dept. Rev.:
Series B:
5% 8/1/03 (e)	Aa3	2,500	2,578
5.25% 11/1/03 (e)	Aa3	1,250	1,301
5.25% 11/1/06 (e)	Aa3	7,380	7,852
5.25% 11/1/07 (e)	Aa3	4,290	4,572
5.25% 11/1/10 (e)	Aa3	9,105	9,595
5.25% 11/1/11 (e)	Aa3	7,095	7,451
5.3% 8/1/06 (e)	Aa3	2,000	2,128
5.5% 8/1/08 (e)	Aa3	1,505	1,613
7.6% 10/1/18 (Escrowed to Maturity) (f)	AAA	14,810	18,905
Los Angeles Unified School District Series A, 6% 7/1/14 (FGIC Insured)	Aaa	1,200	1,394
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,500	3,006
Manhattan Beach Unified School District Series A, 0% 9/1/09 (FGIC Insured)	Aaa	975	678
Metro. Wtr. District Southern California Wtrwks. Rev.:
Series 2001 A, 5.25% 7/1/10	Aa2	16,940	18,346
Series A:
4.75% 7/1/22	Aa2	10,000	9,448
5% 7/1/26	Aa2	10,000	9,714
5% 7/1/30 (MBIA Insured)	Aaa	3,500	3,406
5.95% 8/5/22 (Pre-Refunded to 2/7/03 @ 102) (f)	Aa2	2,600	2,771
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	Aaa	2,500	2,497
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (FGIC Insured)	Aaa	1,585	1,583
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Modesto Irrigation District:
Ctfs. of Prtn. (Geysers Geothermal Pwr. Proj.) Series 1986 A, 5% 10/1/17 (Escrowed to Maturity) (f)	A1	$ 5,000	$ 5,003
Ctfs. of Prtn. & Cap. Impts. Series A:
0% 10/1/08 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,672
0% 10/1/09 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,587
0% 10/1/10 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,505
Moreno Valley Unified School District Ctfs. of Prtn. (Land Acquisition Proj.) Series F, 6.7% 9/1/11 (FSA Insured) (Pre-Refunded to 9/1/02 @ 102) (f)	Aaa	2,095	2,224
Northern California Pwr. Agcy. Multiple Cap. Facilities Rev. 6.538% 8/1/25 (MBIA Insured) (Pre-Refunded to 9/3/02 @ 102) (f)	Aaa	7,600	8,082
Northern California Pwr. Agcy. Pub. Pwr. Rev. (Hydro Elec. #1 Proj.) Series A, 7.5% 7/1/23 (AMBAC Insured) (Pre-Refunded to 7/1/21 @ 100) (f)	Aaa	3,825	4,967
Northern California Transmission Auth. Rev. (Ore Trans. Proj.) Series A, 7% 5/1/13 (MBIA Insured)	Aaa	7,100	8,837
Oakland Gen. Oblig. Ctfs. of Prtn. (Oakland Museum Proj.) Series A, 0% 4/1/07 (AMBAC Insured)	Aaa	2,750	2,146
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) 5% 9/1/21 (MBIA Insured)	Aaa	1,000	1,003
Ontario Redev. Fing. Auth. Rev. (Ctr. City Cimarron #1 Proj.):
0% 8/1/08 (MBIA Insured)	Aaa	3,255	2,389
0% 8/1/09 (MBIA Insured)	Aaa	3,260	2,276
0% 8/1/10 (MBIA Insured)	Aaa	3,255	2,158
Orange County Arpt. Rev.:
5.5% 7/1/02 (MBIA Insured) (e)	Aaa	2,000	2,054
5.5% 7/1/04 (MBIA Insured) (e)	Aaa	2,000	2,106
5.5% 7/1/11 (MBIA Insured) (e)	Aaa	4,000	4,291
6% 7/1/05 (MBIA Insured) (e)	Aaa	3,000	3,251
6% 7/1/07 (MBIA Insured) (e)	Aaa	9,135	10,081
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Orange County Pub. Fin. Auth. Waste Mgt. Sys. Rev.:
5.75% 12/1/09 (AMBAC Insured) (e)	Aaa	$ 3,620	$ 3,994
5.75% 12/1/11 (AMBAC Insured) (e)	Aaa	4,000	4,446
Orange County Wtr. District Ctfs. of Prtn. Series A, 5.5% 8/15/09 (AMBAC Insured)	Aaa	1,000	1,054
Palmdale Elementary School District Spl. Tax (Cmnty. Facilities District #90-1) 5.8% 8/1/29 (FSA Insured)	Aaa	6,410	6,875
Palos Verdes Peninsula Unified School District Series A, 5.625% 11/1/25	Aa2	5,900	6,174
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A, 3.75% 7/1/12	A3	8,830	8,121
Placer County Wtr. Agcy. Wtr. Rev. Ctfs. of Prtn. (Cap. Impt. Projs.) 5.5% 7/1/29 (AMBAC Insured)	Aaa	3,000	3,111
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A:
5.7% 9/2/01	Baa1	1,145	1,158
5.8% 9/2/02	Baa1	4,970	5,140
6% 9/2/05	Baa1	2,135	2,275
6.15% 9/2/12	Baa1	12,205	12,863
Pomona Unified School District Series C, 6% 8/1/30 (FGIC Insured)	Aaa	4,535	4,953
Port of Oakland Port Rev.:
Series F:
0% 11/1/05 (MBIA Insured)	Aaa	300	251
0% 11/1/06 (MBIA Insured)	Aaa	2,890	2,306
0% 11/1/07 (MBIA Insured)	Aaa	4,250	3,239
Series G:
5.375% 11/1/08 (MBIA Insured) (e)	Aaa	1,805	1,940
6% 11/1/07 (MBIA Insured) (e)	Aaa	1,650	1,829
Rancho Wtr. District Fing. Auth. Rev.:
Series 2000 A, 5% 8/1/01 (FSA Insured) (c)	Aaa	1,420	1,427
Series 2001 A:
5% 8/1/06 (FSA Insured) (c)	Aaa	1,510	1,592
5% 8/1/07 (FSA Insured) (c)	Aaa	1,000	1,058
5.5% 8/1/10 (FSA Insured) (c)	Aaa	1,000	1,103
5.5% 8/1/11 (FSA Insured) (c)	Aaa	1,000	1,099
Series 2001, 5% 8/1/03 (FSA Insured) (c)	Aaa	1,300	1,344
6.427% 8/17/21 (AMBAC Insured) (Pre-Refunded to 9/11/01 @ 102) (f)	Aaa	6,900	7,157
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Redding Elec. Sys. Rev. Ctfs. of Prtn. Series A:
0% 6/1/06 (FGIC Insured)	Aaa	$ 1,730	$ 1,404
0% 6/1/07 (FGIC Insured)	Aaa	1,890	1,465
0% 6/1/08 (FGIC Insured)	Aaa	1,300	961
Richmond Redev. Agcy. Tax Allocation Rev. (Harbour Redev. Proj.) 7% 7/1/09 (FSA Insured)	Aaa	105	111
Riverside County Asset Leasing Corp. Leasehold Rev. (Riverside County Hosp. Proj.):
Series A:
6.375% 6/1/09 (MBIA Insured)	Aaa	5,000	5,362
6.5% 6/1/12 (MBIA Insured)	Aaa	15,500	18,341
Series B, 5.7% 6/1/16 (MBIA Insured)	Aaa	1,950	2,133
Riverside County Pub. Fing. Auth. Tax Allocation Rev. (Redev. Projs.) Series A:
4.8% 10/1/07	Baa2	1,080	1,115
5% 10/1/08	Baa2	1,135	1,180
5% 10/1/09	Baa2	1,140	1,178
5.1% 10/1/10	Baa2	1,245	1,291
5.25% 10/1/12	Baa2	1,375	1,424
5.5% 10/1/22	Baa2	4,500	4,433
Riverside County Redev. Agcy. Tax Allocation (#4 Redev. Proj.) Series A:
7.5% 10/1/10 (Pre-Refunded to 10/1/01 @ 102) (f)	-	1,000	1,045
7.5% 10/1/26 (Pre-Refunded to 10/1/01 @ 102) (f)	-	2,500	2,612
Riverside Unified School District Ctfs. of Prtn. (Land Acquisition Proj.) Series B, 7.375% 9/1/26 (FSA Insured) (Pre-Refunded to 9/1/01 @ 102) (f)	Aaa	5,350	5,570
Sacramento City Fing. Auth. Lease Rev. Series A, 5.4% 11/1/20 (AMBAC Insured)	Aaa	2,000	2,117
Sacramento City Unified School District Series A, 6% 7/1/29 (FGIC Insured)	Aaa	6,300	6,904
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.):
5.9% 7/1/02	BBB-	1,000	1,032
6% 7/1/03	BBB-	700	735
6.375% 7/1/10	BBB-	700	756
6.5% 7/1/21 (Pre-Refunded to 7/1/05 @ 102) (f)	AAA	2,600	2,957
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Sacramento Muni. Util. District Elec. Rev.:
Series L, 5.125% 7/1/22 (MBIA Insured)	Aaa	$ 4,000	$ 3,999
Series M, 5.25% 7/1/28	A2	6,500	6,503
5.3% 11/15/05 (FSA Insured)	Aaa	7,600	8,048
5.4% 11/15/06 (FSA Insured)	Aaa	32,800	34,719
5.45% 11/15/08 (FGIC Insured)	Aaa	17,700	18,723
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/22	BBB-	2,700	2,767
6.5% 7/1/06	BBB-	4,500	4,992
6.5% 7/1/07	BBB-	2,000	2,242
6.5% 7/1/08	BBB-	1,000	1,115
San Bernadino County Trans. Auth. Sales Tax Rev. Series 2001 A:
5% 3/1/03 (AMBAC Insured)	Aaa	8,300	8,565
5% 3/1/04 (AMBAC Insured)	Aaa	8,640	9,022
5% 3/1/05 (AMBAC Insured)	Aaa	8,995	9,483
San Bernardino County:
Ctfs. of Prtn (Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity) (f)	AAA	8,500	10,646
Ctfs. of Prtn. (Med. Ctr. Fing. Prog.) 5.5% 8/1/22	A3	10,000	9,950
San Diego County Ctfs. of Prtn (Burnham Institute Proj.):
5.7% 9/1/11	Baa3	800	847
6.25% 9/1/29	Baa3	6,800	7,019
San Diego County Wtr. Auth. Wtr. Rev. Ctfs. of Prtn. 5.632% 4/25/07 (FGIC Insured)	Aaa	5,000	5,478
San Diego Unified School District (Election of 1998 Proj.) Series 2000 B:
5% 7/1/25 (MBIA Insured)	Aaa	9,000	8,814
6% 7/1/19 (MBIA Insured)	Aaa	1,000	1,141
6.05% 7/1/18 (MBIA Insured)	Aaa	2,290	2,651
San Diego Wtr. Util. Fund Ctfs. of Prtn. 4.75% 8/1/28 (FGIC Insured)	Aaa	10,000	9,279
San Francisco Bay Area Rapid Trans. District Sales Tax Rev. 5.25% 7/1/18	Aa3	4,500	4,621
San Francisco Bay Area Trans. Fing. Auth. (Bridge Toll Proj.):
4.75% 8/1/01 (American Cap. Access Corp. Insured)	A	1,000	1,008
5% 8/1/02 (American Cap. Access Corp. Insured)	A	1,000	1,019
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Francisco Bay Area Trans. Fing. Auth. (Bridge Toll Proj.): - continued
5.5% 8/1/05 (American Cap. Access Corp. Insured)	A	$ 1,000	$ 1,048
5.75% 2/1/07 (American Cap. Access Corp. Insured)	A	1,500	1,594
San Francisco City & County Arpt. Commission Int'l. Arpt. Rev.:
(SFO Fuel Co. Proj.) Series A:
5.125% 1/1/17 (AMBAC Insured) (e)	Aaa	6,000	5,994
5.25% 1/1/18 (AMBAC Insured) (e)	Aaa	4,515	4,534
5.25% 1/1/19 (AMBAC Insured) (e)	Aaa	4,750	4,733
Issue 10A, Second Series 5.3% 5/1/05 (MBIA Insured) (e)	Aaa	2,805	2,956
Issue 18A, Second Series 6% 5/1/05 (MBIA Insured) (e)	Aaa	2,375	2,566
Issue 22, Second Series 6% 5/1/03 (AMBAC Insured) (e)	Aaa	1,850	1,936
Second Series:
Issue 09A, 5.125% 5/1/07 (FGIC Insured) (e)	Aaa	2,000	2,092
Issue 10A, 5.3% 5/1/06 (MBIA Insured) (e)	Aaa	3,680	3,896
Issue 12A, 5.625% 5/1/08 (FGIC Insured) (e)	Aaa	1,625	1,746
Issue 15A:
5.5% 5/1/07 (FSA Insured) (e)	Aaa	5,680	6,101
5.5% 5/1/09 (FSA Insured) (e)	Aaa	1,355	1,469
5.6% 5/1/02 (FSA Insured) (e)	Aaa	4,295	4,402
Issue 16A:
5.375% 5/1/18 (FSA Insured) (e)	Aaa	5,035	5,085
5.5% 5/1/06 (FSA Insured) (e)	Aaa	1,850	1,976
5.5% 5/1/08 (FSA Insured) (e)	Aaa	2,945	3,176
Issue 18A, 5.25% 5/1/11 (MBIA Insured) (e)	Aaa	3,280	3,465
Issue 23A:
5.5% 5/1/07 (FGIC Insured) (e)	Aaa	1,045	1,123
5.5% 5/1/08 (FGIC Insured) (e)	Aaa	2,755	2,971
Second Series Issue 3, 6.1% 5/1/13 (MBIA Insured) (e)	Aaa	2,650	2,795
San Francisco City & County Pub. Util. Commission Wtr. Rev. Series A, 6.5% 11/1/09	A1	1,000	1,063
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev.:
(San Francisco Redev. Proj.) Series B, 0% 8/1/10 (MBIA Insured)	Aaa	$ 1,475	$ 978
Series A:
0% 8/1/08 (FGIC Insured)	Aaa	1,085	796
0% 8/1/09 (FGIC Insured)	Aaa	1,085	757
0% 8/1/10 (FGIC Insured)	Aaa	1,085	719
San Francisco City & County Swr. Rev. Series B:
0% 10/1/06 (FGIC Insured)	Aaa	3,690	2,955
0% 10/1/07 (FGIC Insured)	Aaa	4,770	3,647
0% 10/1/08 (FGIC Insured)	Aaa	1,600	1,166
San Joaquin County Ctfs. of Prtn. (Gen. Hosp. Proj.) 5.7% 9/1/01 (Escrowed to Maturity) (f)	A2	2,250	2,279
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev.:
Jr. Lien:
0% 1/1/07 (Escrowed to Maturity) (f)	Aaa	3,000	2,378
0% 1/1/08 (Escrowed to Maturity) (f)	Aaa	4,400	3,331
0% 1/1/12 (Escrowed to Maturity) (f)	Aaa	15,000	9,179
Series A, 0% 1/15/10 (MBIA Insured)	Aaa	2,235	1,517
San Jose Arpt. Rev. 5.875% 3/1/07 (FGIC Insured)	Aaa	1,905	2,118
San Jose Redev. Agcy. Tax Allocation (Merged Area Redev. Proj.) 4.75% 8/1/29 (AMBAC Insured)	Aaa	7,150	6,616
Sanger Unified School District 5.6% 8/1/23 (MBIA Insured)	Aaa	3,000	3,250
Santa Barbara High School District Series A:
5.75% 8/1/25 (FGIC Insured)	Aaa	4,650	4,997
5.75% 8/1/30 (FGIC Insured)	Aaa	7,490	8,031
Santa Clara County Fing. Auth. Lease Rev. (VMC Facilities Replacement Proj.) Series A, 7.75% 11/15/09 (AMBAC Insured)	Aaa	3,725	4,722
Santa Clara County Trans. District Sales Tax Rev. Series A, 5.25% 6/1/21	AA	8,500	8,562
Santa Cruz City Elementary School District Series B, 5.75% 8/1/26 (FGIC Insured)	Aaa	2,730	2,937
Santa Cruz City High School District Series B:
5.75% 8/1/26 (FGIC Insured)	Aaa	2,380	2,560
6% 8/1/29 (FGIC Insured)	Aaa	6,770	7,423
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Margarita/Dana Point Auth. Rev. Impt. (Dists. 1, 2, 2A & 8 Proj.) Series A:
7.25% 8/1/07 (MBIA Insured)	Aaa	$ 2,200	$ 2,618
7.25% 8/1/08 (MBIA Insured)	Aaa	1,780	2,158
7.25% 8/1/12 (MBIA Insured)	Aaa	1,865	2,374
Santa Monica Redev. Agcy. Tax Allocation Rev. (Earthquake Recovery Redev. Proj.) Series 1999, 5.75% 7/1/22 (AMBAC Insured)	Aaa	8,395	9,004
South Orange County Pub. Fing. Auth. Spl. Tax Rev. (Foothill Area Proj.) Series C:
7.5% 8/15/06 (FGIC Insured)	Aaa	2,000	2,364
7.5% 8/15/07 (FGIC Insured)	Aaa	2,290	2,760
8% 8/15/09 (FGIC Insured)	Aaa	3,650	4,668
Southern California Pub. Pwr. Auth. Rev.:
(Mead Adelanto Proj.) Series A, 4.75% 7/1/16 (AMBAC Insured)	Aaa	2,000	2,005
(Multiple Projs.):
6.75% 7/1/01	A	1,520	1,538
6.75% 7/1/10	A	1,400	1,659
6.75% 7/1/11	A	6,500	7,790
7% 7/1/05	A2	920	939
(Palo Verde Proj.) Series A, 5% 7/1/15 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,000	1,020
Stanislaus County Ctfs. of Prtn. (Cap. Impt. Prog.) Series A, 5.25% 5/1/14 (MBIA Insured)	Aaa	1,000	1,046
Sulpher Springs Unified School District Series A:
0% 9/1/07 (MBIA Insured)	Aaa	4,445	3,410
0% 9/1/08 (MBIA Insured)	Aaa	4,745	3,470
0% 9/1/09 (MBIA Insured)	Aaa	2,485	1,729
0% 9/1/12 (MBIA Insured)	Aaa	2,750	1,627
Tahoe-Truckee Joint Unified School District Series A, 0% 9/1/10 (FGIC Insured)	Aaa	6,625	4,375
Ukiah Unified School District 0% 8/1/14 (FGIC Insured)	Aaa	3,040	1,606
Univ. of California Rev. (Multiple Purp. Projs.) Series C, 9% 9/1/02 (AMBAC Insured)	Aaa	100	108
Upland Ctfs. of Prtn. (San Antonio Cmnty. Hosp. Proj.):
5.25% 1/1/08	A	3,700	3,744
5.25% 1/1/13	A	8,500	8,507
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Ventura Unified School District Series D, 5.875% 8/1/30 (FSA Insured)	AAA	$ 1,645	$ 1,776
Victor Elementary School District Series A, 0% 6/1/14 (MBIA Insured)	Aaa	2,375	1,265
West Covina Ctfs. of Prtn. (Queen of the Valley Hosp. Proj.):
6% 8/15/03 (Escrowed to Maturity) (f)	A2	925	983
6.125% 8/15/04 (Escrowed to Maturity) (f)	A2	980	1,066
Whittier Union High School District Series B, 5.875% 8/1/30 (FSA Insured)	Aaa	2,405	2,600
			1,418,413
Guam - 0.5%
Guam Pwr. Auth. Rev. Series A:
4% 10/1/01	Baa3	1,500	1,504
4% 10/1/02	Baa3	2,425	2,441
4% 10/1/03	Baa3	1,795	1,808
4% 10/1/04	Baa3	1,620	1,630
			7,383
Puerto Rico - 4.6%
Puerto Rico Commonwealth Gen. Oblig.:
(Pub. Impt. Proj.):
5% 7/1/02	Baa1	4,305	4,385
5.25% 7/1/13 (MBIA Insured)	Aaa	6,000	6,527
5.5% 7/1/11	Baa1	5,675	6,206
8% 7/1/02	Baa1	2,000	2,114
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40	Aaa	15,950	16,525
Series A, 5.5% 10/1/32	Aaa	5,600	5,816
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series 2000 HH, 5.25% 7/1/09 (FSA Insured)	Aaa	4,230	4,596
Series FF, 5.25% 7/1/06 (MBIA Insured)	Aaa	2,875	3,078
Puerto Rico Muni. Fin. Agcy.:
Series A:
5% 8/1/02	Baa1	1,805	1,839
5.5% 7/1/02 (FSA Insured)	Aaa	2,845	2,926
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Puerto Rico - continued
Puerto Rico Muni. Fin. Agcy.: - continued
Series B:
5.5% 7/1/02 (FSA Insured)	Aaa	$ 5,105	$ 5,250
5.5% 8/1/02	Baa1	10,670	10,945
			70,207
TOTAL MUNICIPAL BONDS (Cost $1,414,388)			1,496,003
Municipal Notes - 1.9%

California - 1.5%
California Gen. Oblig. Participating VRDN Series SGA 115, 1.7% (Liquidity Facility Societe Generale) (d)(g)	11,400	11,400
California Health Facilities Fing. Auth. Rev. (Adventist Health Sys. West Proj.) Series 1998 A, 1.45% (MBIA Insured), LOC California Teachers Retirement Sys., VRDN (d)	1,300	1,300
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. (Shell Martinez Refining Co. Proj.) Series 1996 A, 1.45%, VRDN (d)(e)	3,200	3,200
Irvine Impt. Bond Act. 1915 (Assessment District #89-10 Proj.) 1.5%, LOC Bayerische Hypo-und Vereinsbank AG, VRDN (d)	5,755	5,755
		21,655
Puerto Rico - 0.4%
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series SGA 107, 1.7% (Liquidity Facility Societe Generale) (d)(g)	6,200	6,200
TOTAL MUNICIPAL NOTES (Cost $27,855)		27,855
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,442,243)	1,523,858
NET OTHER ASSETS - (0.8)%	(11,538)
NET ASSETS - 100%	$ 1,512,320
Security Type Abbreviations
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
(g) Provides evidence of ownership in one or more underlying municipal bonds.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	81.7%	AAA, AA, A	84.7%
Baa	7.6%	BBB	5.2%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.2%.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	22.8%
Electric Utilities	13.4
Transportation	12.1
Special Tax	12.0
Escrowed/Pre-Refunded	10.5
Water & Sewer	8.2
Health Care	7.8
Education	6.5
Others* (individually less than 5%)	6.7
100.0%
* Includes short-term investments and net other assets.
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $1,442,245,000. Net unrealized appreciation aggregated $81,613,000, of which $84,368,000 related to appreciated investment securities and $2,755,000 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $1,785,000 all of which will expire on February 28, 2009.

During the fiscal year ended February 28, 2001, 100% of the fund's income dividends was free from federal income tax, and 14.97% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2001
Assets
Investment in securities, at value (cost $1,442,243) - See accompanying schedule		$ 1,523,858
Cash		27
Receivable for fund shares sold		461
Interest receivable		17,774
Other receivables		335
Total assets		1,542,455
Liabilities
Payable for investments purchased on a Regular delivery basis	$ 18,649
Delayed delivery basis	7,438
Payable for fund shares redeemed	1,628
Distributions payable	1,526
Accrued management fee	471
Other payables and accrued expenses	423
Total liabilities		30,135
Net Assets		$ 1,512,320
Net Assets consist of:
Paid in capital		$ 1,437,494
Distributions in excess of net investment income		(40)
Accumulated undistributed net realized gain (loss) on investments		(6,749)
Net unrealized appreciation (depreciation) on investments		81,615
Net Assets, for 122,430 shares outstanding		$ 1,512,320
Net Asset Value, offering price and redemption price per share ($1,512,320 ÷ 122,430 shares)		$12.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2001
Investment Income Interest		$ 68,601
Expenses
Management fee	$ 4,987
Transfer agent fees	983
Accounting fees and expenses	399
Non-interested trustees' compensation	5
Custodian fees and expenses	26
Registration fees	71
Audit	41
Legal	8
Miscellaneous	14
Total expenses before reductions	6,534
Expense reductions	(924)	5,610
Net investment income		62,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(362)
Change in net unrealized appreciation (depreciation) on investment securities		91,414
Net gain (loss)		91,052
Net increase (decrease) in net assets resulting from operations		$ 154,043
Other Information
Expense reductions: Custodian credits		$ 26
Transfer agent credits		803
Accounting credits		95
		$ 924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2001	Year ended February 29, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 62,991	$ 60,588
Net realized gain (loss)	(362)	1,686
Change in net unrealized appreciation (depreciation)	91,414	(94,164)
Net increase (decrease) in net assets resulting from operations	154,043	(31,890)
Distributions to shareholders From net investment income	(63,147)	(60,322)
From net realized gain	-	(1,686)
In excess of net realized gain	-	(4,227)
Total distributions	(63,147)	(66,235)
Share transactions Net proceeds from sales of shares	422,018	353,712
Reinvestment of distributions	44,002	46,838
Cost of shares redeemed	(256,530)	(449,241)
Net increase (decrease) in net assets resulting from share transactions	209,490	(48,691)
Total increase (decrease) in net assets	300,386	(146,816)
Net Assets
Beginning of period	1,211,934	1,358,750
End of period (including under (over) distribution of net investment income of $(40) and $115, respectively)	$ 1,512,320	$ 1,211,934
Other Information Shares
Sold	35,013	29,745
Issued in reinvestment of distributions	3,672	3,954
Redeemed	(21,450)	(38,006)
Net increase (decrease)	17,235	(4,307)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.520	$ 12.410	$ 12.360	$ 11.810	$ 11.720
Income from Investment Operations Net investment income	.568 B	.557 B	.569	.589	.599
Net realized and unrealized gain (loss)	.832	(.838)	.154	.550	.096
Total from investment operations	1.400	(.281)	.723	1.139	.695
Less Distributions
From net investment income	(.570)	(.555)	(.569)	(.589)	(.602)
From net realized gain	-	(.015)	(.104)	-	(.003)
In excess of net realized gain	-	(.039)	-	-	-
Total distributions	(.570)	(.609)	(.673)	(.589)	(.605)
Net asset value, end of period	$ 12.350	$ 11.520	$ 12.410	$ 12.360	$ 11.810
Total Return A	12.42%	(2.28)%	6.00%	9.89%	6.16%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,512	$ 1,212	$ 1,359	$ 1,238	$ 486
Ratio of expenses to average net assets	.49%	.49%	.52%	.54% C	.57%
Ratio of expenses to average net assets after expense reductions	.42% D	.49%	.52%	.53% D	.57%
Ratio of net investment income to average net assets	4.75%	4.69%	4.59%	4.85%	5.19%
Portfolio turnover rate	16%	35%	34%	37%	17%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, and does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Money Market	3.33%	16.38%	36.54%
California Tax-Free Money Market Funds Average	3.05%	14.99%	32.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 46 money market funds.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Money Market	3.33%	3.08%	3.16%
California Tax-Free Money Market Funds Average	3.05%	2.83%	2.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan California Municipal Money Market Fund

Performance - continued

Yields

	2/26/01	11/27/00	8/28/00	5/29/00	2/28/00
Spartan California Municipal Money Market	2.62%	3.66%	3.41%	3.40%	2.65%

California Tax-Free Money Market Funds Average	2.03%	3.44%	3.14%	3.19%	2.28%

Spartan California Municipal Money Market - Tax-equivalent	4.50%	6.29%	5.89%	5.85%	4.57%

Portion of fund's income subject to state taxes	17.40%	15.32%	17.09%	12.99%	24.71%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the California tax-free money market funds average as tracked by iMoneyNet, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2001 federal and state income tax rate of 41.95%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan California Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Diane McLaughlin, Portfolio Manager of Spartan California Municipal Money Market Fund

Q. Diane, what was the investment environment like during the 12 months that ended February 28, 2001?

A. The economic backdrop changed significantly during the period. At the beginning of the fund's fiscal year, a tight labor market was one indicator of economic strength, with unemployment reaching a low of 3.9% in April 2000. Consumer confidence, consumer spending and business investment were all very strong. The Federal Reserve Board maintained a bias toward raising short-term interest rates in order to curtail economic growth and keep inflation under control. From mid-1999 through May 2000, the Fed hiked short-term rates six times. From that point, however, market sentiment started to shift.

Q. What happened in mid-2000 to cause the shift?

A. Emerging data indicated that the economy was slowing amid a backdrop of declining consumer and business investment spending. Expectations of declining corporate profits led many to believe that companies would have less cash on hand to spend on such improvements as technology. Furthermore, declining stock prices dampened the "wealth effect" that had helped spur consumer spending. At the end of 2000, the Fed changed from a bias toward raising rates to a bias toward lowering them, indicating it was poised to lower rates in order to prevent the economy from slowing much further. Market yields declined as this transpired, reflecting the anticipation of a series of Fed rate cuts starting in early 2001. The Fed followed through with an unexpected 0.50 percentage-point cut in the fed funds rate within the first few days of January 2001, and added an additional half-percentage point decrease at its regular meeting at the end of January.

Q. What was your strategy with the fund?

A. Technical issues of supply and demand dictated my approach during the year in addition to my fundamental outlook toward interest rates. The amount of new assets flowing into California municipal money market funds grew tremendously, while municipalities had less of a need to issue debt to finance their operations. Because the supply of California money market securities was so tight, I invested significantly in out-of-state securities. At the beginning of the period, the fund's average maturity was relatively short. Many California municipalities came to market in June issuing longer-term fixed-rate notes. I purchased a significant amount of these securities because the increased supply led to attractive prices. From that point, demand increased as new assets came into the market while the supply of fixed-rate paper was quite low. Despite the fact that interest rates were on the decline, a backdrop that usually calls for locking in higher, long-term fixed rates as yields decline, fixed-rate paper was selling at very low yields, leading me to focus my attention on the shorter end of the market. As I mentioned, because the market for California money market securities was so tight, I also invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In many cases, yields on California obligations were so low that comparable out-of-state obligations offered a higher tax-adjusted yield, even though they were subject to California tax. Although more of shareholders' income will be taxable than if I had purchased exclusively California obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Spartan California Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2001, was 2.56%, compared to 2.65% 12 months ago. The latest yield was the equivalent of a 4.38% taxable yield for investors in the 41.95% combined state and federal tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 28, 2001, the fund's 12-month total return was 3.33%, compared to 3.05% for the California tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook?

A. I believe that the Fed will need to ease rates several more times to cushion the economy. Market prices currently reflect additional rate cuts in the months ahead. Going forward, two items in particular bear watching: business investment and consumer confidence. Reductions in either could indicate a further dampening of U.S. economic growth. Within the California market, I believe investors will continue to invest in non-volatile money market funds until the markets settle down. As a result, technical issues will most likely continue to exert significant influence on the California money markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with preservation of capital

Fund number: 457

Trading symbol: FSPXX

Start date: November 27, 1989

Size: as of February 28, 2001, more than $1.0 billion

Manager: Diane McLaughlin, since 1997; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1992

3

Annual Report

Spartan California Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 2/28/01	% of fund's investments 8/31/00	% of fund's investments 2/29/00
0 - 30	81.2	77.3	70.7
31 - 90	2.4	8.5	4.5
91 - 180	14.9	2.4	18.8
181 - 397	1.5	11.8	6.0
Weighted Average Maturity
	2/28/01	8/31/00	2/29/00
Spartan California Municipal Money Market Fund	29 Days	49 Days	43 Days
California Tax-Free Money Market Funds Average *	35 Days	49 Days	41 Days
Asset Allocation (% of fund's net assets)
As of February 28, 2001	As of August 31, 2000
Variable Rate Demand Notes (VRDNs) 64.0%	Variable Rate Demand Notes (VRDNs) 47.4%
Commercial Paper (including CP Mode) 6.4%	Commercial Paper (including CP Mode) 16.4%
Tender Bonds 0.6%	Tender Bonds 1.4%
Municipal Notes 12.4%	Municipal Notes 17.3%
Municipal Money Market Funds 14.7%	Municipal Money Market Funds 16.3%
Other Investments 0.9%	Other Investments 0.6%
Net Other Assets 1.0%	Net Other Assets 0.6%

*Source: iMoneyNet, Inc.

Annual Report

Spartan California Municipal Money Market Fund

Investments February 28, 2001

Showing Percentage of Net Assets

Municipal Securities - 99.0%
	Principal Amount (000s)	Value (Note 1) (000s)
California - 82.9%
ABAG Fin. Auth. for Nonprofit Corps. Multi-family Rev. (Vintage Chateau Proj.) Series A, 2.6%, LOC Union Bank of California, VRDN (b)(e)	$ 3,500	$ 3,500
Anaheim Hsg. Auth. Multiple-family Hsg. Rev. (Park Vista Apt. Proj.) Series 2000 D, 1.9%, LOC Freddie Mac, VRDN (b)(e)	5,280	5,280
Antioch Unified School District TRAN 5% 7/5/01	3,700	3,709
California Cmnty. College Fing. Auth. Rev. TRAN Series A, 5% 6/29/01 (FSA Insured)	15,900	15,964
California Econ. Dev. Fing. Auth. Ind. Dev. Rev. (Calco LLC Proj.) Series 1997, 2.65%, LOC Wells Fargo Bank NA, San Francisco, VRDN (b)(e)	1,000	1,000
California Gen. Oblig.:
Bonds 3.6%, tender 6/1/01 (b)(e)	655	654
Participating VRDN:
Series FRRI L24, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	3,800	3,800
Series FRRI 00 L16, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	4,540	4,540
Series FRRI L22, 2.55% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	46,600	46,600
Series FRRI L25, 2.55% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	24,945	24,945
Series FRRI L6, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	18,000	18,000
Series FRRI L7, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	8,300	8,300
Series Merlots 99 M, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	12,075	12,075
Series Merlots MMM, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	3,925	3,925
Series SG 85, 2.92% (Liquidity Facility Societe Generale) (b)(f)	3,500	3,500
2.35% 3/7/01, CP	5,300	5,300
3.6% 3/6/01, CP	7,000	7,000
California Hsg. Fin. Agcy. Rev.:
Bonds (Home Mtg. Prog.) Series S, 4.25% 8/1/01 (e)	4,410	4,410
Participating VRDN:
Series BA 96 C1, 2.85% (Liquidity Facility Bank of America NA) (b)(e)(f)	1,925	1,925
Series BA 96 C2, 2.85% (Liquidity Facility Bank of America NA) (b)(e)(f)	4,075	4,075
Series PT 40D, 2.95% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	5,110	5,110
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Hsg. Fin. Agcy. Rev.: - continued
(Home Mtg. Prog.):
Series U, 1.95% (MBIA Insured), VRDN (b)(e)	$ 8,000	$ 8,000
Series X12, 1.85% (FSA Insured), VRDN (b)	19,765	19,765
Series X2, 2% (FSA Insured), VRDN (b)(e)	8,400	8,400
Series 1999 J2, 2.05% (MBIA Insured), VRDN (b)(e)	2,500	2,500
Series 2000 J, 2% (FSA Insured), VRDN (b)(e)	16,460	16,460
Series 2000 L, 1.85% (FSA Insured), VRDN (b)	9,660	9,660
Series 2000 M, 2% (FSA Insured), VRDN (b)(e)	3,900	3,900
Series 2000 N, 2% (FSA Insured), VRDN (b)(e)	3,000	3,000
Series Q, 2.1%, LOC KBC Bank, NV, VRDN (b)(e)	6,300	6,300
California Poll. Cont. Fing. Auth. Envir. Impt. Rev. (Atlantic Richfield Co. Proj.) Series 1997 A, 2.05%, VRDN (b)(e)	2,900	2,900
California Poll. Cont. Fing. Auth. Resource Recovery Rev. Series 1987, 1.5%, LOC Westdeutsche Landesbank Girozentrale, VRDN (b)(e)	8,445	8,445
California School Cash Reserve Prog. Auth. TRAN Series A, 5.25% 7/3/01 (AMBAC Insured)	7,400	7,424
California Statewide Cmnty. Dev. Auth. Multiple-family Rev.:
(Oak Apts. Proj.) Series R, 2.45%, LOC Fannie Mae, VRDN (b)(e)	3,985	3,985
(Oakmont Stockton Proj.) Series 1997 C, 3.5%, LOC Commerzbank AG, VRDN (b)(e)	5,960	5,960
California Statewide Cmnty. Dev. Auth. Rev. (Covenant Retirement Commty., Inc. Proj.) Series 1995, 2.6%, LOC Lasalle Bank NA, VRDN (b)	7,200	7,200
California Statewide Cmnty. Dev. Auth. Rev. Ctfs. of Prtn. Participating VRDN Series Merlots 99 E, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	5,000	5,000
California Statewide Cmnty. Dev. Corp. Rev.:
(Carvin Corp. Proj.) 3.2%, LOC California Teachers Retirement Sys., VRDN (b)(e)	1,260	1,260
(Kennerly-Spratling Proj.) Series 1995 A, 2.1%, LOC California Teachers Retirement Sys., VRDN (b)(e)	2,160	2,160
(Northwest Pipe & Casing Co. Proj.) Series 1990, 3.2%, LOC California Teachers Retirement Sys., VRDN (b)(e)	2,500	2,500
(Pasco Scientific Proj.) 3.2%, LOC California Teachers Retirement Sys., VRDN (b)(e)	1,900	1,900
(Rapelli of California, Inc. Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (b)(e)	2,500	2,500
(Supreme Truck Bodies of California Proj.) 3.2%, LOC Bank One NA, Michigan, VRDN (b)(e)	2,400	2,400
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Cucamonga County Wtr. District Participating VRDN Series FRRI A32, 2.5% (Liquidity Facility Bank of New York NA) (b)(f)	$ 4,200	$ 4,200
East Bay Muni. Util. District Wtr. Sys. Rev. Series 1988, 2.9% 7/26/01, CP	8,400	8,400
Fontana Unified School District TRAN 5% 7/6/01	3,700	3,709
Foothill-De Anza Cmnty. College District Participating VRDN Series Merlots 00 YY, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	6,300	6,300
Fresno Rev. (Trinity Health Cr. Proj.) Series 2000 C, 2.65% (Liquidity Facility Landesbank Hessen-Thuringen) (Liquidity Facility Chase Manhattan Bank), VRDN (b)	9,000	9,000
Kern County Board Ed. TRAN 5% 7/3/01	11,000	11,026
Kern County High School District TRAN 5% 7/5/01	7,300	7,319
Lancaster Redev. Agcy. Multi-family Rev. (20th Street Apt. Proj.) Series 1996 C, 2.4%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (b)	7,500	7,500
Lassen Muni. Util. District Rev. Series 1996 A, 3% (FSA Insured) (BPA Dexia Cr. Local de France), VRDN (b)(e)	5,035	5,035
Long Beach Hbr. Rev. Series A, 2.95% 7/26/01, CP (e)	6,300	6,300
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. (Rowan Lofts Proj.) Series 2000 A, 2.5%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (b)(e)	3,800	3,800
Los Angeles County Gen. Oblig. TRAN Series A, 5% 6/29/01	26,100	26,170
Los Angeles County Hsg. Auth. Multi-family Hsg. Rev.:
(Malibu Meadows II Proj.) Series 1998 C, 2.4% (Fannie Mae Guaranteed), VRDN (b)	5,000	5,000
(Park Sierra Apts. Proj.) Series 1986 A, 2.6%, LOC Freddie Mac, VRDN (b)(e)	17,500	17,500
Los Angeles County Metro. Trans. Auth. Sales Tax Rev.:
Series 1993 A, 2.5% (MBIA Insured) (BPA Dexia Cr. Local de France), VRDN (b)	11,200	11,200
Series A:
2.5% 3/5/01, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	1,994	1,994
4% 4/10/01, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	2,000	2,000
Los Angeles County Pension Oblig. Series 1996 B, 1.8% (AMBAC Insured), VRDN (b)	9,100	9,100
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Participating VRDN Series Merlots 00 JJJ, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	8,830	8,830
Los Angeles County Schools Pooled Fing. Prog. Ctfs. of Prtn. TRAN Series A, 5% 7/2/01 (FSA Insured)	11,700	11,735
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. Arpts. Rev. Participating VRDN Series SG 61, 2.92% (Liquidity Facility Societe Generale) (b)(e)(f)	$ 2,600	$ 2,600
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.:
Bonds Second Issue, 6.8% 6/1/01 (Pre-Refunded to 6/1/01 @ 102)	5,200	5,337
Series 2000 D Issue 2, 2.6%, VRDN (b)	23,000	23,000
Los Angeles Dept. Wtr. & Pwr. Wtrwks. Rev.:
Participating VRDN Series Merlots 99 L, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	8,500	8,500
2.85% 6/13/01, LOC Bank of America NA, LOC Bayerische Landesbank Girozentrale, CP	4,400	4,400
3.75% 5/17/01, CP	7,800	7,800
Los Angeles Gen. Oblig. Participating VRDN Series 2000 N8, 2.5% (Liquidity Facility Bank of New York NA) (b)(f)	26,500	26,500
Los Angeles Hbr. Dept. Rev. Participating VRDN:
Series FRRI 7, 2.55% (Liquidity Facility Bank of New York NA) (b)(e)(f)	10,600	10,600
Series FRRI A17, 2.6% (Liquidity Facility Commerzbank AG) (b)(e)(f)	2,400	2,400
Series FRRI L26, 2.65% (Liquidity Facility Lehman Brothers, Inc.) (b)(e)(f)	7,000	7,000
Series MSDW 00 349, 2.82% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	2,660	2,660
Series SG 59, 2.92% (Liquidity Facility Societe Generale) (b)(e)(f)	8,950	8,950
Los Angeles Unified School District Participating VRDN Series LB 00 L13, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	19,200	19,200
Los Angeles Wastewtr. Sys. Rev. 2.85% 7/25/01, CP	7,750	7,750
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Sub Lien Series 1998 F, 1.75% (MBIA Insured) (BPA Bank One NA, Chicago), VRDN (b)	900	900
Metro. Wtr. District Southern California Wtrwks. Rev. Participating VRDN Series Merlots 99 O, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	6,880	6,880
Milipitas Multiple-family Rev. (Crossing at Montague Proj.) Series A, 2.45%, LOC Fannie Mae, VRDN (b)(e)	6,100	6,100
Northern California Transmission Auth. Rev. Series B, 2.95% 3/6/01, LOC Westdeutsche Landesbank Girozentrale, CP	3,600	3,600
Oakland Gen. Oblig. Participating VRDN Series Merlots 00 A, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	3,000	3,000
Orange County Apt. Dev. Rev. (Park Place Apts. Proj.) Series 1989 A, 2.7%, VRDN (b)(e)	4,400	4,400
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Orange County Ctfs. of Prtn. (Sanitation District # 1, 2, 3, 5, 6, 7 & 11) 2.5% (AMBAC Insured) (BPA Barclays Bank PLC), VRDN (b)	$ 11,600	$ 11,600
Orange County Spl. Fing. Auth. Teeter Plan Rev. Series D, 1.95% (AMBAC Insured), VRDN (b)	9,500	9,500
Peninsula Corridor Joint Powers Board RAN:
Series B, 4.4% 7/25/01	2,275	2,277
4.8% 6/7/01	2,800	2,804
Port of Oakland Gen. Oblig. Participating VRDN:
Series Merlots 00 JJ, 2.55% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	5,700	5,700
Series PA 690R, 2.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	9,100	9,100
Series RobIns 5, 3.07% (Liquidity Facility Bank of New York NA) (b)(e)(f)	2,200	2,200
Port of Oakland Port Rev. Participating VRDN Series FRRI A24, 2.55% (Liquidity Facility Commerzbank AG) (b)(e)(f)	3,000	3,000
Rohnert Park Multi-family Hsg. Rev. (Cross Brook Apts. Proj.) Series 1995 A, 1.85% (Fannie Mae Guaranteed), VRDN (b)	2,500	2,500
Sacramento County Hsg. Auth. Multi-family Hsg. Rev.:
(Sun Valley Proj.) Series 2001 F, 2.62%, LOC Fannie Mae, VRDN (b)(e)	3,750	3,750
Series 2001 A, 2.55%, LOC Fannie Mae, VRDN (b)	6,900	6,900
San Bernardino County Gen. Oblig. TRAN 5.5% 9/28/01	1,000	1,014
San Bernardino County Indl. Dev. Auth. Rev. (W&H Voortman, Inc. Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (b)(e)	2,240	2,240
San Diego County Gen. Oblig. Series B1, 2.85% 4/5/01, LOC Landesbank Hessen-Thuringen, CP	9,200	9,200
San Diego Ind. Dev. Rev. Participating VRDN Series FRRI 00 L1, 3.65% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	13,735	13,735
San Diego Unified School District TRAN 5.25% 10/4/01	5,000	5,041
San Francisco Bay Area Transit Fing. Auth. Series A, 3.75% 6/20/01, LOC Bayerische Landesbank Girozentrale, CP	3,000	3,000
San Francisco Cty & County Multi-family (8th & Howard Family Apts. Proj.) Series 2000 B, 2.55%, LOC Citibank NA, New York, VRDN (b)(e)	11,600	11,600
San Francisco Redev. Agcy. Multi-family Hsg. Rev. (Saint Francis Place Proj.) Series 1989 A, 2.65%, LOC Cr. Suisse First Boston Bank, VRDN (b)	7,000	7,000
San Jose Mtg. Rev. (Somerset Park Apts. Proj.) Series 1987 A, 2.65%, LOC Bank of America NA, VRDN (b)(e)	3,000	3,000
San Luis Obispo County Office of Ed. TRAN Series 2000, 5% 6/29/01	9,300	9,323
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Barbara County School Fing. TRAN 5% 6/29/01	$ 2,200	$ 2,213
Santa Clara Valley Wtr. District Ctfs. of Prtn. Participating VRDN Series Merlots 00 MM, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	8,900	8,900
Santa Cruz County Board of Ed. TRAN 5% 6/29/01	9,100	9,122
Santa Rosa Multiple-family Hsg. Rev. (Quail Run Apts./Santa Rosa Hsg. Partners Proj.) Series 1997 A, 2.45%, LOC U.S. Bank NA, Minnesota, VRDN (b)(e)	5,550	5,550
South Placer Wastewtr. Auth. Rev. Series B, 2.75% (FGIC Insured), VRDN (b)	20,000	20,000
Southern California Pub. Pwr. Auth. Rev. (Palo Verde Proj.) Series 1996 B, 1.8% (AMBAC Insured) (BPA Morgan Guaranty Trust Co., NY), VRDN (b)	1,900	1,900
Stanislaus County Gen. Oblig. TRAN 4.25% 11/14/01	5,000	5,015
Univ. of California Rev. Participating VRDN:
Series FRRI N12, 2.5% (Liquidity Facility Bank of New York NA) (b)(f)	13,950	13,950
Series Merlots 97 G, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	20,000	20,000
Vallejo Unified School District TRAN 4.5% 10/24/01	4,200	4,218
		858,278
Guam - 0.5%
Guam Pwr. Auth. Rev. Participating VRDN Series PA 531, 3.32% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,085	5,085
Puerto Rico - 0.9%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN Series Merlots 00 EE, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	4,295	4,295
Puerto Rico Infrastructure Fing. Auth. Bonds Series 2000 17, 3.9%, tender 4/25/01 (Liquidity Facility ABN-AMRO Bank NV) (a)(b)(f)	5,200	5,200
		9,495
Municipal Securities - continued
	Shares	Value (Note 1) (000s)
Other - 14.7%
Fidelity Municipal Cash Central Fund, 3.55% (c)(d)	152,230,000	$ 152,230
TOTAL INVESTMENT PORTFOLIO - 99.0%		1,025,088
NET OTHER ASSETS - 1.0%		10,292
NET ASSETS - 100%		$ 1,035,380
Total Cost for Income Tax Purposes $ 1,025,088
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Puerto Rico Infrastructure Fing. Auth. Bonds Series 2000 17, 3.9%, tender 4/25/01 (Liquidity Facility ABN-AMRO Bank NV)	10/26/00	$ 5,200
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,200,000 or 0.5% of net assets.

Income Tax Information
At February 28, 2001, the fund had a capital loss carryforward of approximately $224,000 of which $184,000 and $40,000 will expire on February 28, 2003 and 2006, respectively.

During the fiscal year ended February 28, 2001, 100% of the fund's income dividends was free from federal income tax, and 29.00% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 1,025,088
Cash		2,925
Receivable for fund shares sold		3,663
Interest receivable		10,311
Other receivables		46
Total assets		1,042,033
Liabilities
Payable for investments purchased	$ 3,336
Payable for fund shares redeemed	2,796
Distributions payable	121
Accrued management fee	393
Other payables and accrued expenses	7
Total liabilities		6,653
Net Assets		$ 1,035,380
Net Assets consist of:
Paid in capital		$ 1,035,602
Accumulated net realized gain (loss) on investments		(224)
Unrealized gain from accretion of discount		2
Net Assets, for 1,035,598 shares outstanding		$ 1,035,380
Net Asset Value, offering price and redemption price per share ($1,035,380 ÷ 1,035,598 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2001
Investment Income Interest		$ 41,352
Expenses
Management fee	$ 5,474
Non-interested trustees' compensation	4
Total expenses before reductions	5,478
Expense reductions	(124)	5,354
Net investment income		35,998
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		245
Increase (decrease) in net unrealized gain from accretion of discount		2
Net gain (loss)		247
Net increase in net assets resulting from operations		$ 36,245

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2001	Year ended February 29, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 35,998	$ 33,029
Net realized gain (loss)	245	133
Increase (decrease) in net unrealized gain from accretion of discount	2	-
Net increase (decrease) in net assets resulting from operations	36,245	33,162
Distributions to shareholders from net investment income	(35,998)	(33,029)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	907,671	1,052,760
Reinvestment of distributions from net investment income	34,137	31,293
Cost of shares redeemed	(1,046,204)	(1,174,077)
Net increase (decrease) in net assets and shares resulting from share transactions	(104,396)	(90,024)
Total increase (decrease) in net assets	(104,149)	(89,891)
Net Assets
Beginning of period	1,139,529	1,229,420
End of period	$ 1,035,380	$ 1,139,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.033	.028	.028	.032	.031
Less Distributions
From net investment income	(.033)	(.028)	(.028)	(.032)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.33%	2.79%	2.84%	3.26%	3.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,035	$ 1,140	$ 1,229	$ 1,353	$ 1,344
Ratio of expenses to average net assets	.50%	.50%	.50%	.45% C	.35% C
Ratio of expenses to average net assets after expense reductions	.49% D	.49% D	.49% D	.45%	.34% D
Ratio of net investment income to average net assets	3.29%	2.75%	2.81%	3.21%	3.14%

A Total returns do not include the account closeout fee.

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity CA Municipal Money Market	3.29%	15.54%	32.60%
California Tax-Free Money Market Funds Average	3.05%	14.99%	32.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 46 money market funds.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity CA Municipal Money Market	3.29%	2.93%	2.86%
California Tax-Free Money Market Funds Average	3.05%	2.83%	2.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity California Municipal Money Market Fund
Performance - continued

Yields

	2/26/01	11/27/00	8/28/00	5/29/00	2/28/00

California Municipal Money Market	2.58%	3.58%	3.39%	3.45%	2.48%

California Tax-Free Money Market Funds Average	2.03%	3.44%	3.14%	3.19%	2.28%

California Municipal Money Market Tax-equivalent	4.44%	6.16%	5.84%	5.97%	4.26%

Portion of fund's income subject to state taxes	18.86%	14.72%	19.45%	7.45%	26.34%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the California tax-free money market funds average as tracked by iMoneyNet, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 2001 federal and state income tax rate of 41.95%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity California Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Diane McLaughlin, Portfolio Manager of Fidelity California Municipal Money Market Fund

Q. Diane, what was the investment environment like during the 12 months that ended February 28, 2001?

A. The economic backdrop changed significantly during the period. At the beginning of the fund's fiscal year, a tight labor market was one indicator of economic strength, with unemployment reaching a low of 3.9% in April 2000. Consumer confidence, consumer spending and business investment were all very strong. The Federal Reserve Board maintained a bias toward raising short-term interest rates in order to curtail economic growth and keep inflation under control. From mid-1999 through May 2000, the Fed hiked short-term rates six times. From that point, however, market sentiment started to shift.

Q. What happened in mid-2000 to cause the shift?

A. Emerging data indicated that the economy was slowing amid a backdrop of declining consumer and business investment spending. Expectations of declining corporate profits led many to believe that companies would have less cash on hand to spend on such improvements as technology. Furthermore, declining stock prices dampened the "wealth effect" that had helped spur consumer spending. At the end of 2000, the Fed changed from a bias toward raising rates to a bias toward lowering them, indicating it was poised to lower rates in order to prevent the economy from slowing much further. Market yields declined as this transpired, reflecting the anticipation of a series of Fed rate cuts starting in early 2001. The Fed followed through with an unexpected 0.50 percentage-point cut in the fed funds rate within the first few days of January 2001, and added an additional half-percentage point decrease at its regular meeting at the end of January.

Q. What was your strategy with the fund?

A. Technical issues of supply and demand dictated my approach during the year in addition to my fundamental outlook toward interest rates. The amount of new assets flowing into California municipal money market funds grew tremendously, while municipalities had less of a need to issue debt to finance their operations. Because the supply of California money market securities was so tight, I invested significantly in out-of-state securities. At the beginning of the period, the fund's average maturity was relatively short. Many California municipalities came to market in June issuing longer-term fixed-rate notes. I purchased a significant amount of these securities because the increased supply led to attractive prices. From that point, demand increased as new assets came into the market while the supply of fixed-rate paper was quite low. Despite the fact that interest rates were on the decline, a backdrop that usually calls for locking in higher, long-term fixed rates as yields decline, fixed-rate paper was selling at very low yields, leading me to focus my attention on the shorter end of the market. As I mentioned, because the market for California money market securities was so tight, I also invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In many cases, yields on California obligations were so low that comparable out-of-state obligations offered a higher tax-adjusted yield, even though they were subject to California tax. Although more of shareholders' income will be taxable than if I had purchased exclusively California obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity California Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2001, was 2.51%, compared to 2.49% 12 months ago. The latest yield was the equivalent of a 4.33% taxable yield for investors in the 41.95% combined state and federal tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 28, 2001, the fund's 12-month total return was 3.29%, compared to 3.05% for the California tax-free money market funds average, according to iMoneyNet, Inc.

Q. What is your outlook?

A. I believe that the Fed will need to ease rates several more times to cushion the economy. Market prices currently reflect additional rate cuts in the months ahead. Going forward, two items in particular bear watching: business investment and consumer confidence. Reductions in either could indicate a further dampening of U.S. economic growth. Within the California market, I believe investors will continue to invest in non-volatile money market funds until the markets settle down. As a result, technical issues will most likely continue to exert significant influence on the California money markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with preservation of capital

Fund number: 097

Trading symbol: FCFXX

Start date: July 7, 1984

Size: as of February 28, 2001, more than $2.1 billion

Manager: Diane McLaughlin, since 1997; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity California Municipal Money Market

Investment Changes

Maturity Diversification
Days	% of fund's investments 2/28/01	% of fund's investments 8/31/00	% of fund's investments 2/29/00
0 - 30	81.1	78.2	76.2
31 - 90	2.4	8.3	3.6
91 - 180	14.3	2.6	15.0
181 - 397	2.2	10.9	5.2
Weighted Average Maturity
	2/28/01	8/31/00	2/29/00
Fidelity California Municipal Money Market Fund	30 Days	47 Days	37 Days
California Tax-Free Money Market Funds Average *	35 Days	49 Days	41 Days
Asset Allocation (% of fund's net assets)
As of February 28, 2001	As of August 31, 2000
Variable Rate Demand Notes (VRDNs) 61.6%	Variable Rate Demand Notes (VRDNs) 50.8%
Commercial Paper (including CP Mode) 6.8%	Commercial Paper (including CP Mode) 13.5%
Tender Bonds 0.4%	Tender Bonds 1.9%
Municipal Notes 12.1%	Municipal Notes 15.1%
Municipal Money Market Funds 15.6%	Municipal Money Market Funds 17.2%
Other Investments 0.9%	Other Investments 0.6%
Net Other Assets 2.6%	Net Other Assets 0.9%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity California Municipal Money Market Fund

Investments February 28, 2001

Showing Percentage of Net Assets

Municipal Securities - 97.4%
	Principal Amount (000s)	Value (Note 1) (000s)
California - 77.9%
ABAG Fin. Auth. for Nonprofit Corps. Multi-family Rev. (Vintage Chateau Proj.) Series A, 2.6%, LOC Union Bank of California, VRDN (a)(d)	$ 7,500	$ 7,500
Alameda County Ind. Dev. Auth. Rev. (Longview Fibre Co. Proj.) Series 1988, 3.4%, LOC ABN-AMRO Bank NV, VRDN (a)	1,750	1,750
Anaheim Hsg. Auth. Multiple-family Hsg. Rev. (Park Vista Apt. Proj.) Series 2000 D, 1.9%, LOC Freddie Mac, VRDN (a)(d)	9,900	9,900
Antioch Unified School District TRAN 5% 7/5/01	6,300	6,315
California Cmnty. College Fing. Auth. Rev. TRAN Series A, 5% 6/29/01 (FSA Insured)	29,100	29,221
California Dept. of Wtr. Resources Central Valley Proj. Rev. Series 1, 3.8% 3/6/01, CP	2,267	2,267
California Gen. Oblig.:
Participating VRDN:
Series FRRI L24, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	7,200	7,200
Series CDC 00 T, 2.92% (Liquidity Facility Caisse des Depots et Consignations) (a)(e)	11,490	11,490
Series FRRI 00 A11, 2.5% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(e)	4,600	4,600
Series FRRI 00 A9, 2.55% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(e)	3,595	3,595
Series FRRI 00 L15, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	6,320	6,320
Series FRRI 00 L16, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	8,100	8,100
Series FRRI 00 L5, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	18,000	18,000
Series FRRI L22, 2.55% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	33,300	33,300
Series FRRI L25, 2.55% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	51,300	51,300
Series FRRI L7, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	9,700	9,700
Series Merlots 00 A, 2.55% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	17,500	17,500
Series Merlots 00 XX, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	7,380	7,380
Series Merlots 99 M, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	16,000	16,000
Series Merlots MMM, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	7,400	7,400
Series PA 607R, 2.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	2,100	2,100
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Gen. Oblig.: - continued
Participating VRDN: - continued
Series PA 692R, 2.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	$ 9,100	$ 9,100
Series PT 00 1256, 2.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	17,500	17,500
Series PT 1211, 2.97% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	11,990	11,990
Series RF 01 1, 3.17% (Liquidity Facility Bank of New York NA) (a)(e)	10,700	10,700
2.35% 3/7/01, CP	11,200	11,200
3.6% 3/8/01, CP	4,000	4,000
California Hsg. Fin. Agcy. Rev.:
Bonds (Home Mtg. Prog.) Series S, 4.25% 8/1/01 (d)	7,735	7,735
Participating VRDN:
Series BA 96 C1, 2.85% (Liquidity Facility Bank of America NA) (a)(d)(e)	3,225	3,225
Series PT 40B, 2.92% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	22,265	22,265
(Home Mtg. Prog.):
Series U, 1.95% (MBIA Insured), VRDN (a)(d)	15,200	15,200
Series X2, 2% (FSA Insured), VRDN (a)(d)	28,045	28,045
Series 2000 M, 2% (FSA Insured), VRDN (a)(d)	13,500	13,500
Series Q, 2.1%, LOC KBC Bank, NV, VRDN (a)(d)	18,700	18,700
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(New United Motor Manufacturing Proj.) Series A, 2.65%, LOC California Teachers Retirement Sys., VRDN (a)(d)	7,615	7,615
(Western Waste Industries Proj.) Series 1994 A, 2.85%, LOC Fleet Bank NA, VRDN (a)(d)	5,000	5,000
California Pub. Works Board Lease Rev. Participating VRDN:
Series 2000 B, 2.85% (Liquidity Facility Bank of America NA) (a)(e)	6,210	6,210
Series 2000 D, 2.87% (Liquidity Facility Bank of America NA) (a)(e)	2,000	2,000
California School Cash Reserve Prog. Auth. TRAN Series A, 5.25% 7/3/01 (AMBAC Insured)	29,600	29,694
California Statewide Cmnty. Dev. Auth. Indl. Dev. Rev. (Arthurmade Plastics, Inc. Proj.) Series 2000 A, 2.65%, LOC Bank of America NA, VRDN (a)(d)	6,100	6,100
California Statewide Cmnty. Dev. Auth. Multiple-family Rev.:
(Grove Apts. Proj.) Series X, 2.45%, LOC Fannie Mae, VRDN (a)(d)	6,150	6,150
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Statewide Cmnty. Dev. Auth. Multiple-family Rev.: - continued
(One Park Place Proj.) Series 1999, 1.95%, LOC Bank of America NA, VRDN (a)(d)	$ 4,000	$ 4,000
(Sunrise Fresno Proj.) Series B, 2.7%, LOC Fannie Mae, VRDN (a)	3,600	3,600
(Villa Paseo Proj.) 2.5%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (a)(d)	4,000	4,000
California Statewide Cmnty. Dev. Auth. Rev. (JTF Enterprises LLC Proj.) Series 1996 A, 3.2%, LOC Bank of America NA, VRDN (a)(d)	3,000	3,000
California Statewide Cmnty. Dev. Corp. Rev.:
(American Zettler, Inc. Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,975	1,975
(Andercraft Prod., Inc. Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	450	450
(Bro-Co. Gen. Partnership Proj.) Series 1990, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,920	2,920
(Cordeiro Vault Co., Inc. Proj.) Series 1996 M, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	990	990
(Duke, Inc. Proj.) Series 1996 E, 3.2%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,140	1,140
(Evapco, Inc. Proj.) Series 1996 K, 3.2%, LOC Bank of America NA, VRDN (a)(d)	1,330	1,330
(Fibrebond West, Inc. Proj.) Series 1996 N, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	3,700	3,700
(Fulton Properties Ltd., Inc. Proj.) Series 1996 F, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,705	2,705
(Lansmont Corp. Proj.) Series 1996 G, 3.2%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,945	1,945
(Lynwood Enterprises LLC Proj.) Series 1997 D, 3.2%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	3,400	3,400
(Merrill Packaging Proj.) 3.2%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,310	1,310
(Peet's Coffee & Tea, Inc. Proj.) Series 1995 E, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,740	1,740
(Redline Synthetic Oil Corp. Proj.) 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	965	965
(Rix Ind. Proj.) Series 1996 I, 3.2%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,680	1,680
(Setton Properties, Inc. Proj.) Series 1995 E, 3.2%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	2,120	2,120
(Sunclipse, Inc., Alhambra Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	3,200	3,200
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Statewide Cmnty. Dev. Corp. Rev.: - continued
(Sunclipse, Inc., Union City Proj.) Series 1989, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	$ 2,135	$ 2,135
(Sys. Engineering & Mgmt. Co. Proj.) 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,360	1,360
(W&H Voortman, Inc. Proj.) Series 1990, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	900	900
Camarillo City Multi-Family Hsg. Rev.:
(Hacienda de Camarillo Proj.) Series 1996, 2.45% (Fannie Mae Guaranteed), VRDN (a)(d)	3,000	3,000
(Heritage Park Apt. Proj.) Series 1989 A, 1.9% (Fannie Mae Guaranteed), VRDN (a)(d)	8,200	8,200
Contra Costa County TRAN Series A, 5.25% 10/1/01	1,990	2,007
East Bay Muni. Util. District Wtr. Sys. Rev. Series 1988, 2.9% 7/26/01, CP	16,300	16,300
Fontana Unified School District TRAN 5% 7/6/01	6,300	6,315
Foothill-De Anza Cmnty. College District Participating VRDN Series Merlots 00 YY, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,695	3,695
Fowler Ind. Dev. Auth. Ind. Dev. Rev. (Bee Sweet Citrus, Inc. Proj.) Series 1995, 2.7%, LOC Bank of America NA, VRDN (a)(d)	3,500	3,500
Fresno Arpt. Rev. Participating VRDN Series Merlots 00 B2, 2.55% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	4,190	4,190
Fresno Multi-family Hsg. Rev. (Heron Pointe Apts. Proj.) Series 2001 A, 2.55%, LOC Fannie Mae, VRDN (a)	14,345	14,345
Garden Grove Hsg. Auth. Multi-family Hsg. Rev. (Valley View Sr. Villas Proj.) Series 1990 A, 2.05%, LOC Comerica Bank California, VRDN (a)(d)	9,100	9,100
Hayward Multi-family Hsg. Rev. (Sherwood Apts. Proj.) Series 1984 A, 2.5% (FGIC Insured) (BPA FGIC-SPI), VRDN (a)	6,700	6,700
Irvine Impt. Bond Act. 1915:
(Assessment District #87-88 Proj.) 1.5%, LOC KBC Bank, NV, VRDN (a)	90	90
1.5%, LOC Bayerische Hypo-und Vereinsbank AG, VRDN (a)	201	201
Kern County Board Ed. TRAN 5% 7/3/01	19,000	19,045
Kern County High School District TRAN 5% 7/5/01	12,700	12,734
Kings County Hsg. Auth. Multi-family Hsg. Rev. (Edgewater Isle Apts. Proj.) Series 2001 A, 2.55%, LOC Fannie Mae, VRDN (a)	10,710	10,710
Lassen Muni. Util. District Rev. Series 1996 A, 3% (FSA Insured) (BPA Dexia Cr. Local de France), VRDN (a)(d)	2,460	2,460
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Livermore Multiple-family Mtg. Rev. (Portola Meadows Apts. Proj.) Series 1989 A, 2.65%, LOC Bank of America NA, VRDN (a)(d)	$ 2,700	$ 2,700
Long Beach Hbr. Rev.:
Participating VRDN:
Series FRRI A7, 2.55% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	9,900	9,900
Series MSDW 00 418, 2.82% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	18,190	18,190
Series A, 2.95% 7/26/01, CP (d)	14,200	14,200
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev.:
(Promenade Towers Proj.) Series 2000, 2.45%, LOC Freddie Mac, VRDN (a)	11,100	11,100
(Rowan Lofts Proj.) Series 2000 A, 2.5%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (a)(d)	7,140	7,140
Los Angeles County Gen. Oblig. TRAN Series A, 5% 6/29/01	52,900	53,071
Los Angeles County Hsg. Auth. Multi-family Hsg. Rev. (Park Sierra Apts. Proj.) Series 1986 A, 2.6%, LOC Freddie Mac, VRDN (a)(d)	33,500	33,500
Los Angeles County Metro. Trans. Auth. Sales Tax Rev.:
Series 1993 A, 2.5% (MBIA Insured) (BPA Dexia Cr. Local de France), VRDN (a)	22,750	22,750
Series A, 2.5% 3/5/01, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	3,700	3,700
Los Angeles County Pension Oblig. Series 1996 A, 1.8% (AMBAC Insured) (BPA Landesbank Hessen-Thuringen), VRDN (a)	12,000	12,000
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Participating VRDN Series Merlots 00 JJJ, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	16,000	16,000
Los Angeles County Schools Pooled Fing. Prog. Ctfs. of Prtn. TRAN:
Series A, 5% 7/2/01 (FSA Insured)	13,300	13,331
Series B, 5% 10/2/01 (FSA Insured)	5,000	5,031
Los Angeles County Trans. Cmnty. Sales Tax Rev. Series 1992 A, 1.8% (FGIC Insured) (BPA Bayerische Landesbank Girozentrale), VRDN (a)	4,200	4,200
Los Angeles Dept. Arpts. Rev. Participating VRDN Series SG 61, 2.92% (Liquidity Facility Societe Generale) (a)(d)(e)	3,400	3,400
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.:
Bonds Second Issue, 6.8% 6/1/01 (Pre-Refunded to 6/1/01 @ 102)	10,000	10,263
Series 2000 D Issue 2, 2.6%, VRDN (a)	8,800	8,800
Series 2000 E, 2.6%, VRDN (a)	25,000	25,000
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.: - continued
Series 2000 F Issue 2, 2.6%, VRDN (a)	$ 14,300	$ 14,300
Los Angeles Dept. Wtr. & Pwr. Wtrwks. Rev.:
Participating VRDN Series Merlots 99 L, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	13,800	13,800
2.85% 6/13/01, LOC Bank of America NA, LOC Bayerische Landesbank Girozentrale, CP	9,300	9,300
3.75% 5/17/01, CP	14,700	14,700
Los Angeles Gen. Oblig. Participating VRDN Series 2000 N8, 2.5% (Liquidity Facility Bank of New York NA) (a)(e)	96,400	96,401
Los Angeles Hbr. Dept. Rev. Participating VRDN:
Series FRRI 7, 2.55% (Liquidity Facility Bank of New York NA) (a)(d)(e)	6,020	6,020
Series FRRI A17, 2.6% (Liquidity Facility Commerzbank AG) (a)(d)(e)	3,000	3,000
Series FRRI L26, 2.65% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	12,950	12,950
Series MSDW 00 349, 2.82% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	4,700	4,700
Series SG 59, 2.92% (Liquidity Facility Societe Generale) (a)(d)(e)	4,725	4,725
Los Angeles Multiple-family Hsg. Rev.:
(Canyon Creek Apts. Proj.) Series 1991 C, 2.4%, LOC Banco Santander Central Hispano SA, VRDN (a)	15,175	15,175
(Channel Gateway Apts. Proj.) Series 1989 B, 2.75%, LOC Freddie Mac, VRDN (a)(d)	5,000	5,000
Los Angeles Unified School District Participating VRDN Series LB 00 L13, 2.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	27,800	27,800
Los Angeles Wastewtr. Sys. Rev. 2.8% 3/6/01, CP	10,100	10,100
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev.:
(San Juan Proj.):
Series 1997 D, 2.5% (MBIA Insured) (BPA Nat'l. Westminster Bank PLC), VRDN (a)	10,000	10,000
Series 1997 E, 2.45% (MBIA Insured) (BPA Nat'l. Westminster Bank PLC), VRDN (a)	8,900	8,900
Sub Lien Series 1998 F, 1.75% (MBIA Insured) (BPA Bank One NA, Chicago), VRDN (a)	3,100	3,100
Metro. Wtr. District Southern California Wtrwks. Rev.:
Participating VRDN Series Merlots 99 O, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	9,500	9,500
Series 2000 B2, 1.9% (Liquidity Facility Westdeutsche Landesbank Girozentrale), VRDN (a)	48,800	48,800
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Metro. Wtr. District Southern California Wtrwks. Rev.: - continued
Series 2000 B4, 1.8% (Liquidity Facility Westdeutsche Landesbank Girozentrale), VRDN (a)	$ 6,000	$ 6,000
Milipitas Multiple-family Rev. (Crossing at Montague Proj.) Series A, 2.45%, LOC Fannie Mae, VRDN (a)(d)	11,400	11,400
Northern California Transmission Auth. Rev. Series B, 2.95% 3/6/01, LOC Westdeutsche Landesbank Girozentrale, CP	22,300	22,300
Orange County Apt. Dev. Rev.:
(Hidden Hills Apts. Proj.) Series 1985 U, 2.35%, LOC Freddie Mac, VRDN (a)	9,900	9,900
(Niguel Summit II Proj.) Series 1985 B, 2.2%, LOC Bank of America NA, VRDN (a)	5,100	5,100
(Riverbend Apts. Proj.) Series 1999 B, 2.53%, LOC Freddie Mac, VRDN (a)	10,000	10,000
Orange County Ctfs. of Prtn. (Sanitation District # 1, 2, 3, 5, 6, 7 & 11) 2.5% (AMBAC Insured) (BPA Barclays Bank PLC), VRDN (a)	31,770	31,770
Orange County Spl. Fing. Auth. Teeter Plan Rev. Series C, 1.95% (AMBAC Insured), VRDN (a)	12,300	12,300
Oxnard Redev. Agcy. Ctfs. of Prtn. (Channel Islands Bus. Ctr. Proj.) 3.5%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)	3,195	3,195
Paramount Hsg. Auth. Multiple-family Rev. (Century Place Apts. Proj.) Series 1999 A, 1.9% (Fannie Mae Guaranteed), VRDN (a)(d)	10,500	10,500
Peninsula Corridor Joint Powers Board RAN:
Series B, 4.4% 7/25/01	4,100	4,103
Series C, 3.95% 10/19/01	6,875	6,883
4.8% 6/7/01	4,700	4,706
Pittsburg Multi-family Mtg. Rev. (Fountain Plaza Apt. Proj.) 3.15% (Fannie Mae Guaranteed), VRDN (a)	7,600	7,600
Pleasant Hill Redev. Agcy. Multiple-family Hsg. Rev. (Chateau III Proj.) Series 1996 A, 2.8%, LOC Commerzbank AG, VRDN (a)(d)	710	710
Port of Oakland Gen. Oblig. Participating VRDN:
Series Merlots 00 JJ, 2.55% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	9,300	9,300
Series PA 690R, 2.92% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	15,500	15,500
Series RobIns 5, 3.07% (Liquidity Facility Bank of New York NA) (a)(d)(e)	4,090	4,090
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Port of Oakland Port Rev. Participating VRDN:
Series FRRI A1, 2.55% (Liquidity Facility Commerzbank AG) (a)(d)(e)	$ 6,800	$ 6,800
Series FRRI A24, 2.55% (Liquidity Facility Commerzbank AG) (a)(d)(e)	11,925	11,925
Rohnert Park Multi-family Hsg. Rev. (Cross Brook Apts. Proj.) Series 1995 A, 1.85% (Fannie Mae Guaranteed), VRDN (a)	4,500	4,500
Sacramento County Hsg. Auth. Multi-family Hsg. Rev. (Oak Valley Proj.) Series 2001 D, 2.62%, LOC Fannie Mae, VRDN (a)(d)	4,000	4,000
Sacramento Hsg. Auth. Multi-family (Countrywood Village Apts. Proj.) Series F, 2.45%, LOC Fannie Mae, VRDN (a)(d)	8,225	8,225
Sacramento Muni. Util. District Elec. Rev. Series I, 2.75% 4/12/01, LOC Bayerische Landesbank Girozentrale, LOC Westdeutsche Landesbank Girozentrale, CP	3,000	3,000
San Bernardino County Indl. Dev. Auth. Rev. (NRI, Inc. Proj.) 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,335	1,335
San Diego Co. & School District Nt Prtns TRAN Series C, 6% 10/4/01	12,100	12,299
San Diego County Gen. Oblig. Series B1:
2.85% 4/4/01, LOC Landesbank Hessen-Thuringen, CP	3,100	3,100
2.85% 4/5/01, LOC Landesbank Hessen-Thuringen, CP	19,300	19,300
San Diego Hsg. Auth. Multi-family Hsg. (Canyon Rim Apt. Proj.) Series 2000 B, 2.45%, LOC Fannie Mae, VRDN (a)(d)	9,440	9,440
San Diego Ind. Dev. Rev. Participating VRDN:
Series FRRI 00 L1, 3.65% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	19,200	19,200
Series FRRI 00 L2, 3.65% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	9,980	9,980
Series FRRI 01 L2, 3.35% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	2,950	2,950
San Diego Unified School District TRAN 5.25% 10/4/01	2,000	2,027
San Francisco Bay Area Trans. Fing. Auth. Series C, 3.75% 6/20/01, LOC Morgan Guaranty Trust Co., NY, CP	2,200	2,200
San Francisco Bay Area Transit Fing. Auth. Series B, 4% 4/10/01, LOC Bayerische Landesbank Girozentrale, CP	2,000	2,000
San Francisco Redev. Agcy. Multiple-family Hsg. Rev.:
(Bayside Village Aprts. Proj.) 2.6%, LOC Bank One, Arizona NA, VRDN (a)	6,600	6,600
(Saint Francis Place Proj.) Series 1989 A, 2.65%, LOC Cr. Suisse First Boston Bank, VRDN (a)	13,730	13,730
San Jose Multiple-family Hsg. Rev. (Carlton Plaza Proj.) Series 1998 A, 3.15%, LOC Commerzbank AG, VRDN (a)(d)	4,000	4,000
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Luis Obispo County Office of Ed. TRAN Series 2000, 5% 6/29/01	$ 16,350	$ 16,391
Santa Barbara County Gen. Oblig. TRAN 5.25% 10/2/01	9,800	9,881
Santa Barbara County School Fing. TRAN 5% 6/29/01	4,000	4,009
Santa Clara County Multi-family Rev. (Garden Grove Apts. Proj.) 2.4% (Fannie Mae Guaranteed), VRDN (a)	3,100	3,100
Santa Clara Valley Wtr. District Ctfs. of Prtn. Participating VRDN Series Merlots 00 MM, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	14,530	14,530
Santa Cruz County Board of Ed. TRAN 5% 6/29/01	15,825	15,864
Santa Cruz Indl. Dev. Auth. Rev. (Santa Cruz-Wilson Entities Ltd. Proj.) Series 1993, 3.2%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,400	2,400
Santa Rosa Multiple-family Hsg. Rev. (Quail Run Apts./Santa Rosa Hsg. Partners Proj.) Series 1997 A, 2.45%, LOC U.S. Bank NA, Minnesota, VRDN (a)(d)	1,750	1,750
Southern California Pub. Pwr. Auth. Rev. Participating VRDN Series SG 35, 2.97% (Liquidity Facility Societe Generale) (a)(e)	6,300	6,300
Southern California Pub. Pwr. Auth. Transmission Proj. Rev.:
Series 1991, 1.8% (AMBAC Insured), VRDN (a)	6,600	6,600
Series A, 1.9% (FSA Insured), VRDN (a)	4,800	4,800
Univ. of California Rev.:
Participating VRDN Series Merlots 97 G, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	13,430	13,430
Series A, 3.75% 6/20/01, CP	5,479	5,479
Vallejo Unified School District TRAN 4.5% 10/24/01	8,000	8,035
Vallejo Wtr. Rev. Series 2001 A, 2.05%, LOC KBC Bank, NV, VRDN (a)	5,000	5,000
		1,702,108
Guam - 0.5%
Guam Pwr. Auth. Rev.:
Participating VRDN Series PA 531, 3.32% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,940	5,940
3.8% 6/20/01 (AMBAC Insured), CP	4,200	4,200
		10,140
Puerto Rico - 3.4%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	10,685	10,685
Series RobIns 3, 3.02% (Liquidity Facility Bank of New York NA) (a)(e)	10,000	10,000
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	$ 3,500	$ 3,500
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series 2000 A15, 2.5% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	17,395	17,395
Puerto Rico Govt. Dev. Bank 1.9% (MBIA Insured) (BPA Cr. Suisse First Boston Bank), VRDN (a)	3,900	3,900
Puerto Rico Infrastructure Fing. Auth.:
Bonds Series 2000 17, 3.9%, tender 4/25/01 (Liquidity Facility ABN-AMRO Bank NV) (a)(e)(f)	10,000	10,000
Participating VRDN Series BS 00 106, 2.98% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)(f)	19,995	19,995
		75,475
	Shares
Other - 15.6%
Fidelity Municipal Cash Central Fund, 3.55% (b)(c)	340,630,000	340,630
TOTAL INVESTMENT PORTFOLIO - 97.4%		2,128,353
NET OTHER ASSETS - 2.6%		57,691
NET ASSETS - 100%		$ 2,186,044
Total Cost for Income Tax Purposes $ 2,128,353
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Puerto Rico Infrastructure Fing. Auth. Bonds Series 2000 17, 3.9%, tender 4/25/01 (Liquidity Facility ABN-AMRO Bank NV)	10/26/00	$ 10,000
Puerto Rico Infrastructure Fing. Auth. Participating VRDN Series BS 00 106, 2.98% (Liquidity Facility Bear Stearns Companies, Inc.)	12/13/00	$ 19,995
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,995,000 or 1.4% of net assets.

Income Tax Information

At February 28, 2001, the fund had a capital loss carryforward of approximately $159,000 of which $114,000, $7,000, $18,000 and $20,000 will expire on February 28, 2003, 2005, 2006 and 2007, respectively.

During the fiscal year ended February 28, 2001, 100% of the fund's income dividends was free from federal income tax, and 22.47% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 2,128,353
Cash		11,914
Receivable for investments sold		20,742
Receivable for fund shares sold		28,829
Interest receivable		20,728
Other receivables		21
Prepaid expenses		53
Total assets		2,210,640
Liabilities
Payable for fund shares redeemed	$ 23,441
Distributions payable	132
Accrued management fee	679
Other payables and accrued expenses	344
Total liabilities		24,596
Net Assets		$ 2,186,044
Net Assets consist of:
Paid in capital		$ 2,186,204
Accumulated undistributed net realized gain (loss) on investments		(160)
Net Assets, for 2,186,225 shares outstanding		$ 2,186,044
Net Asset Value, offering price and redemption price per share ($2,186,044 ÷ 2,186,225 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2001
Investment Income Interest		$ 76,842
Expenses
Management fee	$ 7,695
Transfer agent fees	2,674
Accounting fees and expenses	219
Non-interested trustees' compensation	7
Custodian fees and expenses	48
Registration fees	130
Audit	25
Legal	9
Miscellaneous	64
Total expenses before reductions	10,871
Expense reductions	(243)	10,628
Net investment income		66,214
Net Realized Gain (Loss) on Investments		201
Net increase (decrease) in net assets resulting from operations		$ 66,415
Other Information Expense reductions:
Custodian credits		$ 24
Transfer agent credits		219
		$ 243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2001	Year ended February 29, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 66,214	$ 41,223
Net realized gain (loss)	201	130
Net increase (decrease) in net assets resulting from operations	66,415	41,353
Distributions to shareholders from net investment income	(66,214)	(41,223)
Share transactions at net asset value of $1.00 per share Net proceeds from sales of shares	8,847,977	7,583,578
Reinvestment of distributions from net investment income	64,880	40,210
Cost of shares redeemed	(8,574,136)	(7,131,026)
Net increase (decrease) in net assets and shares resulting from share transactions	338,721	492,762
Total increase (decrease) in net assets	338,922	492,892
Net Assets
Beginning of period	1,847,122	1,354,230
End of period	$ 2,186,044	$ 1,847,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2001	2000 C	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.032	.027	.027	.030	.029
Less Distributions
From net investment income	(.032)	(.027)	(.027)	(.030)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.29%	2.69%	2.71%	3.07%	2.90%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,186	$ 1,847	$ 1,354	$ 976	$ 820
Ratio of expenses to average net assets	.53%	.56%	.59%	.62%	.62%
Ratio of expenses to average net assets after expense reductions	.52% B	.56%	.59%	.61% B	.61% B
Ratio of net investment income to average net assets	3.24%	2.67%	2.66%	3.02%	2.86%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

C For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2001

1. Significant Accounting Policies.

Spartan California Municipal Income Fund (the income fund) is a fund of Fidelity California Municipal Trust. Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund (the money market funds) are funds of Fidelity California Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity California Municipal Trust and Fidelity California Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of California. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures and excise tax regulations. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares purchased after April 16, 2001 and held in the income fund less than 30 days will be subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which will be retained by the fund, will be accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective March 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Income Fund. Purchases and sales of securities, other than short-term securities, aggregated $453,421,000 and $208,163,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser for the income fund and Fidelity California Municipal Money Market Fund, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annual rates of .38% of average net assets for the income fund and Fidelity California Municipal Money Market Fund.

As Spartan California Municipal Money Market Fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR also bears the cost of providing shareholder services to Spartan California Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $8,000 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity California Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .07% and .13% of average net assets for the income fund and Fidelity California Municipal Money Market Fund, respectively.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance - continued

does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. Fidelity California Municipal Money Market Fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. FMR has borne the cost of Spartan California Municipal Money Market Fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity California Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

In addition, through arrangements with Spartan California Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $124,000 under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity California Municipal Trust and Fidelity California Municipal Trust II and the Shareholders of Spartan California Municipal Income Fund, Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan California Municipal Income Fund (a fund of Fidelity California Municipal Trust), Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund (funds of Fidelity California Municipal Trust II) at February 28, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 6, 2001

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
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Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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California

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Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Boyce I. Greer, Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Diane M. McLaughlin, Vice President -
Money Market Funds

Christine J. Thompson, Vice President -
Income Fund

Stanley N. Griffith, Assistant
Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

* Independent trustees

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CMS-ANN-0401 130189
1.700925.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com